UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934 (Amendment No. ___)

Filed by the Registrant ☒
Filed by a Party other than the Registrant☐

Check the appropriate box:

☐ Preliminary Proxy Statement
☐ Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒ Definitive Proxy Statement
☐ Definitive Additional Materials
☐ Soliciting Material Pursuant to §240.14a-12

INTELGENX TECHNOLOGIES CORP.
(Name of Registrant as specified in its charter)

(Name of Person(s) Filing Proxy Statement), if other than Registrant)

Payment of Filing Fee (Check all boxes that apply):

☒ No fee required.
☐ Fee paid previously with preliminary materials.

☐ Fee computed on table in exhibit required by Item 25(b) per Exchange Act Rules 14a-6(i)(1) and 0-11

INTELGENX TECHNOLOGIES CORP.

6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2

March 29, 2023

Dear Shareholder:

You are cordially invited to attend the 2023 Annual Meeting of Shareholders (the "Meeting") of IntelGenx Technologies Corp. (the "Company"), which will be held at 11:00 a.m. Eastern Time, on Tuesday, May 9, 2023 as a virtual meeting only. Shareholders wishing to attend the virtual Meeting online must register in advance at Register.proxypush.com/IGXT prior to the deadline of 5:00 p.m. Eastern Time on May 5, 2023. In order to attend the virtual Meeting shareholders will be required to enter the control number found on their proxy card or voting instruction form included in your proxy materials. Upon completing the shareholder registration, shareholders will receive further instructions via email, including unique links that will allow shareholders to attend the virtual Meeting and to vote online. Shareholders will be able to submit questions for the Meeting at the time of registration by using the box provided during the registration process only.

Details of the business to be conducted at the Meeting are provided in the attached Notice of Annual Meeting and Proxy Statement. Included with the Proxy Statement is a copy of the Company's 2022 Annual Report. We encourage you to read the Annual Report, which includes information on the Company's operations, markets and products, as well as the Company's audited financial statements.

Whether or not you plan to attend the Meeting, it is important that your shares be represented and voted at the Meeting. Therefore, I urge you to vote your shares as soon as possible. Instructions in the proxy card will tell you how to vote by internet, or by returning your proxy card by mail. The Proxy Statement explains more about proxy voting. Please read it carefully.

I look forward to meeting those of you who will be able to attend the virtual Meeting, and I appreciate your continued support of our Company.

Sincerely,

/s/ Horst Zerbe
Dr. Horst G. Zerbe
Chairman, Chief Executive Officer

INTELGENX TECHNOLOGIES CORP.

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON TUESDAY MAY 9, 2023

To the Shareholders of IntelGenx Technologies Corp.:

NOTICE IS HEREBY GIVEN that the 2023 Annual Meeting of Shareholders (the "Meeting") of IntelGenx Technologies Corp., a Delaware corporation ("IntelGenx" or the "Company"), will be held on Tuesday, May 9, 2023 at 11:00 a.m. Eastern Time as a virtual meeting only. Shareholders wishing to attend the virtual Meeting online must register in advance at Register.proxypush.com/IGXT prior to the deadline of 5:00 p.m. Eastern Time on May 5, 2023. In order to attend the virtual Meeting, shareholders will be required to enter the control number found on their proxy card or voting instruction form included in your proxy materials. Upon completing the shareholder registration, shareholders will receive further instructions via email, including unique links that will allow shareholders to access the meeting and vote online. Shareholders will be able to submit questions for the Meeting by using the box provided during the registration process only. You will not be able to attend the Meeting in person.

Pursuant to the rules adopted by the Securities and Exchange Commission (the "SEC"), we have elected to provide access to our Meeting materials, which include this Proxy Statement and our Annual Report for the year ended December 31, 2022 (the "Annual Report"), over the internet in lieu of mailing printed copies. We will begin mailing the Notice of Internet Availability of Proxy Materials to our stockholders of record as of March 13, 2023 (the "Record Date") for the first time on or about March 29, 2023. The Notice of Internet Availability of Proxy Materials will contain instructions on how to access and review the Meeting materials and will also contain instructions on how to request a printed copy of the Meeting materials. In addition, we have provided brokers, dealers, banks, voting trustees and their nominees, at our expense, with additional copies of our proxy materials and the Annual Report so that our record holders can supply these materials to the beneficial owners of shares of our common stock as of the Record Date.

We encourage you to log into the Meeting at least 15 minutes prior to the commencement of the Meeting. You may begin to log into the Meeting Virtual Platform beginning at 10:45 a.m. Eastern Time on Tuesday May 9, 2023. The Meeting will begin promptly at 11:00 a.m. Eastern Time. If you encounter any difficulties with the Virtual Platform on the day of the Meeting, call the toll free number provided in your meeting access email. Support will be available starting at 10:00 a.m. Eastern Time on May 9, 2023 and will remain available until the Meeting has finished.

The Meeting is being held for the following purposes:

1. To elect eight directors to the Company's Board of Directors to serve until the next Annual Meeting of Shareholders of the Company or until their successors are duly elected and qualified;

2. To ratify the appointment of Richter LLP as the Company's Independent Registered Public Accountants for the 2023 fiscal year;

3. To vote on a non-binding, advisory proposal to approve the compensation of the named executive officers; and

4. To consider and transact such other business as may properly come before the Meeting and any adjournments thereof.

The foregoing items are more fully described in the Proxy Statement, which is attached and made a part of this Notice.

The Company's Board of Directors has fixed the close of business on March 13, 2023 as the date for determining the shareholders of record entitled to receive notice of, and to vote at, the Meeting and any adjournments thereof.

Dated: March 29, 2023	By Order of the Board of Directors,

/s/ Ingrid Zerbe Ingrid Zerbe Corporate Secretary

PLEASE PROMPTLY VOTE OVER THE INTERNET AS DESCRIBED ON THE ENCLOSED PROXY CARD, OR COMPLETE, DATE AND SIGN THE ENCLOSED PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE. THE PROMPT RETURN OF PROXIES WILL ENSURE A QUORUM AND SAVE THE COMPANY THE EXPENSE OF FURTHER SOLICITATION.

It is desirable that as many shareholders as possible be represented, in person or by proxy, at the Meeting. Consequently, whether or not you now expect to be present, please execute and return the enclosed proxy. You have the power to revoke your proxy at any time before it is exercised, and the giving of a proxy will not affect your right to vote in person if you attend the Meeting.

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSALS 1-3 SET FORTH HEREIN.

TABLE OF CONTENTS

i

INTELGENX TECHNOLOGIES CORP.

6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2

PROXY STATEMENT

2023 ANNUAL MEETING OF SHAREHOLDERS

May 9, 2023

INTRODUCTION

This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors (the "Board") of IntelGenx Technologies Corp. (the "Company") for use at the Company's Annual Meeting of Shareholders to be held virtually on Tuesday, May 9, 2023, and at any adjournment thereof (the "Meeting"). Further, solicitation of proxies may be made personally, by post or by telephone by regularly employed officers (each an "Officer" and collectively, the "Officers") and other employees of the Company, who will receive no additional compensation for such solicitation.

Only shareholders of record (each a "Shareholder" and collectively, the "Shareholders") at the close of business on March 13, 2023 (the "Record Date") are entitled to vote at the Meeting. As of the Record Date, there were 174,646,197 issued and outstanding shares of the Company's common stock (the "Common Stock"). Each outstanding share of Common Stock is entitled to one vote on all matters properly coming before the Meeting. All properly executed, unrevoked proxies on the enclosed form of proxy that are received in time will be voted in accordance with such Shareholder's instructions and, unless contrary directions are given, will be voted "FOR" each of the three proposals described herein (each a "Proposal" and collectively the "Proposals"). Anyone giving a proxy may revoke it at any time before it is exercised by giving the Board written notice of the revocation, by submitting a proxy bearing a later date or by attending and voting at the virtual Meeting.

If a Shareholder attends and votes at the virtual meeting, they will be considered to have attended and voted "in person." The presence in person at the virtual meeting or by properly executed proxy of holders representing one third of the issued and outstanding shares of the Common Stock entitled to vote is necessary to constitute a quorum for the transaction of business at the Meeting. Assuming a quorum is present at the Meeting, and the approval of directors of the Board (each a "Director" and collectively, the "Directors"), Proposals 1 through 3 presented herein require the approval of a majority of the votes cast by shareholders entitled to vote and present in person or represented by proxy at the Meeting. A majority of votes cast means that the number of votes cast "FOR" a matter exceeds the number of votes cast "AGAINST" that matter. Votes cast by proxy or in person at the virtual Meeting will be tabulated by our transfer agent, Pacific Stock Transfer Company, which will act as inspector of elections and which will determine whether or not a quorum is present. Shares of Common Stock represented by proxies that are marked "abstain" will be included in the determination of the number of shares present and voting for purposes of determining the presence or absence of a quorum for the transaction of business. Abstentions are not counted as voted either "for" or "against" Proposals 1, 2 and 3 in tabulations of the votes cast on these proposals.

The Board has adopted and approved each of the Proposals set forth herein and recommends that the Company's Shareholders vote "FOR" Proposals 1, 2 and 3.

Copies of the Company's Annual Report for the fiscal year ended December 31, 2022 (the "2022 Fiscal Year"), including the audited financial statements set forth therein, which is incorporated by reference into this Proxy Statement and made a part hereof, are being made electronically available to all Shareholders of record at the close of business on March 13, 2023.

This Proxy Statement, the accompanying Notice of Meeting and the form of proxy have been first sent to the Shareholders on or about March 29, 2023.

The date of this Proxy Statement is March 29, 2023

INSTRUCTIONS FOR THE VIRTUAL MEETING

The Meeting will be in a completely virtual format and will be conducted by way of a live audio webcast through the Virtual Platform. There will be no physical Meeting location.

How to Attend

You are entitled to attend and participate in the Meeting if you were a shareholder as of the close of business on March 13, 2023, the record date, or hold a valid proxy for the meeting. In order to attend the Meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of May 5, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Meeting and will permit you to submit questions at the time of registration. The meeting webcast will begin promptly at 11:00 a.m. Eastern Time. Online check-in will begin approximately 15 minutes before then and we encourage you to allow ample time for check-in procedures.

If you hold your shares of Common Stock as a record holder (that is, your shares are in your name), you can register to attend the Meeting at https://register.proxypush.com/IGXT by using the control number found on your proxy card. If you hold your shares in "street name" (that is, your shares are held of record by a broker, bank or other nominee), you will receive a control number from your broker, bank or other nominee which you can use to register at https://register.proxypush.com/IGXT. In either case, once you have registered to attend, you will receive further instructions via email, including your unique links that will allow you access to the Meeting and will permit you to submit questions at the time of registration. If you hold your shares of Common Stock as a record holder, you will be able to vote your shares at the Meeting provided you register in a timely basis. However, if you hold your shares in "street name," in order to vote your shares at the meeting you will need to follow the procedures set forth in the section below "Voting at the Meeting."

Voting at the Meeting

To vote at the Meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of May 5, 2023 at 5:00 p.m. Eastern Time. Upon completing your registration, you will receive further instructions via email, including your unique links that will allow you access to the Meeting. If you are a shareholder of record, you can vote at the virtual Meeting by accessing the meeting website and entering the control number found on your proxy card and following the instructions on the website for voting at the Meeting.

If your shares are registered in the name of your broker, bank or other agent, you are the "beneficial owner" of those shares and those shares are considered as held in "street name." If you are a beneficial owner of shares registered in the name of your broker, bank or other agent, in order to vote in person at the virtual Meeting, you must, in addition to registering in advance at https://register.proxypush.com/IGXT, obtain a valid legal proxy from your broker, bank or other agent and then register to vote at the Meeting. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank, to request a legal proxy form. After obtaining a valid legal proxy from your broker, bank or other agent, to then register to vote at the Meeting, you must submit proof of your legal proxy reflecting the number of your shares along with your name and email address to alamb@PacificStockTransfer.com. You may also mail or fax proof of your legal proxy to:

Pacific Stock Transfer Company
Attn: Angela L. Lamb
6725 Via Austi Parkway, Suite 300
Las Vegas, NV 89119
Fax: 702-433-1979

Requests for registration must be labeled as "Legal Proxy" and be received no later than May 5, 2023. You will receive a confirmation of your registration by email after we receive your registration materials, including instructions for voting at the Meeting.

QUESTIONS AND ANSWERS ABOUT THE MEETING AND VOTING

1. WHY AM I RECEIVING THESE MATERIALS?

We have made this Proxy Statement and Proxy Card available to you on the internet or, upon your request, have delivered printed proxy materials to you, because the Board of Directors is soliciting your proxy to vote at the Meeting, including any adjournments or postponements thereof. You are invited to attend the Meeting online; however, you are not required to attend the Meeting in order to vote your shares. Instead, you may simply complete, sign and return the Proxy Card, or follow the instructions below to submit your proxy over the telephone or on the internet.

This Proxy Statement, the Notice of Internet Availability of Proxy Materials, the Notice of Annual Meeting and accompanying Proxy Card were first made available for access by our stockholders on or about March 29, 2023 to all stockholders of record entitled to vote at the Meeting.

2. WHAT IS A PROXY?

It is your legal designation of another person to vote the Common Stock that you own. That other person is called a "proxy." If you designate someone as your proxy in a written document, that document is also called a "proxy" or a "proxy card." Each of Dr. Horst G. Zerbe, Chairman of the Board and Chief Executive Officer, and Andre Godin, President and Chief Financial Officer, has been designated as a proxy for the Meeting.

3. WHAT IS THE RECORD DATE AND WHAT DOES IT MEAN?

The record date for the Meeting is March 13, 2023. The record date is established by the Company as required by the Delaware General Corporation Law and our Bylaws. Shareholders (registered shareholders and street name holders) at the close of business on the Record Date are entitled to:

(a) receive notice of the Meeting; and

(b)  vote at the Meeting and any adjournments or postponements of the Meeting.

4. WHAT IS THE DIFFERENCE BETWEEN A REGISTERED SHAREHOLDER AND A SHAREHOLDER WHO HOLDS STOCK IN STREET NAME?

If your shares of Common Stock are registered in your name on the books and records of our transfer agent, you are a registered Shareholder.

If your shares of Common Stock are held for you in the name of your broker or bank, your shares are held in street name. The answer to Question 16 below describes brokers' discretionary voting authority and when your bank or broker is permitted to vote your shares of Common Stock without instructions from you.

5. WHAT ARE THE DIFFERENT METHODS THAT I CAN USE TO VOTE MY SHARES OF COMMON STOCK?

(a) Vote by Internet:

All Shareholders can vote by Internet as instructed on the proxy card.

(b)  In Writing:

All Shareholders can vote by mailing in their completed proxy card (in the case of registered shareholders) or their completed vote instruction form (in the case of street name holders).

(c)  At the virtual Meeting:

All Shareholders may vote online at the virtual Meeting (unless they are street name holders without a legal proxy).

6. HOW CAN I REVOKE A PROXY?

You can revoke a proxy prior to the completion of voting at the Meeting by:

(a) giving written notice to our Corporate Secretary;

(b) delivering a later-dated proxy; or

(c) voting at the virtual Meeting.

7. WHAT ARE THE VOTING CHOICES WHEN VOTING ON DIRECTOR NOMINEES, AND WHAT VOTE IS REQUIRED TO ELECT DIRECTORS?

When voting on the election of director nominees to serve until the 2024 Annual Meeting of Shareholders, Shareholders may:

(a) vote "FOR" a specific nominee;

(b) vote "AGAINST" a specific nominee; or

(b) "ABSTAIN" from voting as to a specific nominee.

In accordance with our Bylaws and the Delaware General Corporation Law, directors will be elected if  a majority of the votes cast at the Meeting are "FOR" a nominee's election at the Meeting; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes of the shares of Common Stock represented in person or by proxy at any meeting of shareholders held to elect directors and entitled to vote on such election of directors. A majority of votes cast means that the number of votes cast "FOR" a director's election exceeds the number of votes cast "AGAINST" that director's election (with abstentions and broker non-votes not counted as a vote cast either "FOR" or "AGAINST" that director's election). Our Board recommends a vote "FOR" all of the nominees.

8. WHAT ARE THE VOTING CHOICES WHEN VOTING ON THE RATIFICATION OF THE SELECTION OF RICHTER LLP, AND WHAT VOTE IS REQUIRED TO RATIFY ITS SELECTION?

When voting on the ratification of the selection of Richter LLP as our independent registered public accounting firm, Shareholders may:

(a)  vote "FOR" the ratification;

(b) vote "AGAINST" the ratification; or

(c) "ABSTAIN" from voting on the ratification.

The selection of Richter LLP as our independent registered public accounting firm will be ratified if a majority of the votes cast at the Meeting are "FOR" the proposal. Our Board recommends a vote "FOR" this proposal.

9. WHAT ARE THE VOTING CHOICES WHEN VOTING TO APPROVE THE COMPENSATION OF OUR NAMED EXECUTIVE OFFICERS ON AN ADVISORY, NON-BINDING BASIS, AND WHAT VOTE IS REQUIRED TO APPROVE THIS PROPOSAL?

When voting to approve the compensation of our named executive officers on an advisory, non-binding basis, Shareholders may:

(a) vote "FOR" the approval of named executive officer compensation;

(b) vote "AGAINST" the approval of named executive officer compensation; or

(c) "ABSTAIN" from voting on the approval of named executive officer compensation.

The compensation for our named executive officers will be approved, on an advisory, non-binding basis, if a majority of the votes cast at the Meeting are "FOR" the proposal. Our Board recommends a vote "FOR" this proposal.

10. WHO IS ENTITLED TO VOTE?

You may vote if you owned stock as of the close of business on March 13, 2023. Each share of our Common Stock is entitled to one (1) vote.

11. WHAT DOES IT MEAN IF I RECEIVE MORE THAN ONE PROXY CARD?

It means that your shares are registered differently or that you have multiple accounts with brokers or our transfer agent. Please vote all of these shares. We recommend that you contact your broker or our transfer agent to consolidate as many accounts as possible under the same name and address. Our transfer agent for the Proxy Service is Pacific Stock Transfer Company, 6725 Via Austi Parkway, Suite 300, Las Vegas, NV 89119, Tel. 702-361-3033.

12. WILL MY SHARES BE VOTED IF I DO NOT PROVIDE MY PROXY?

If your shares are registered in your name, they will not be voted unless you submit your proxy card, or vote in person at the Meeting. If your shares are held in street name, see "What is a Broker Non-Vote?" below regarding the ability of banks, brokerage firms or other such holders of record to vote the uninstructed shares of their customers or other beneficial owners in their discretion, under some circumstances.

13. WHAT IF A SHAREHOLDER DOES NOT SPECIFY A CHOICE FOR A MATTER WHEN RETURNING A PROXY?

Shareholders should specify their choice for each matter on the enclosed proxy. If no specific instructions are given, proxies which are signed and returned or submitted by e-mail will be voted "FOR" the election of all director nominees, "FOR" the proposal to ratify the selection of Richter LLP and "FOR" the compensation of named executive officers.

14. WHAT IS A BROKER NON-VOTE?

If you are the beneficial owner of shares held in street name, you should instruct the organization which holds your shares how to vote your shares. If you do not provide the organization that holds your shares with specific voting instructions then, under applicable rules, the organization that holds your shares may generally vote on "routine" matters but cannot vote on "non-routine" matters. If the organization that holds your shares does not receive instructions from you on how to vote your shares on a non-routine matter, that organization will not have the authority to vote on this matter with respect to your shares. This is generally referred to as a "broker non-vote."

At the Meeting, the election of directors and the advisory vote on executive compensation are "non-routine" matters and the ratification of the auditors is a "routine" matter. For additional information on the impact of broker non-votes, see Question 15 below.

15. WHAT IS AN ABSTENTION?

An abstention is a Shareholder's affirmative choice to decline to vote on a proposal. Under applicable rules, abstentions will not be included in the vote totals and will not affect the outcome of the vote on Proposals 1-3.

16. WHAT IS THE EFFECT OF BROKER NON-VOTES AND ABSTENTIONS?

On Proposal 1 (election of directors), broker non-votes and abstentions will not be included in vote totals and will not affect the outcome of the vote.

On Proposal 2 (ratification of auditors), abstentions will not be included in vote totals and will not affect the outcome of the vote.

On Proposal 3 (advisory vote on executive compensation), broker non-votes and abstentions will not be included in vote totals and will not affect the outcome of the vote.

17. HOW MANY VOTES MUST BE PRESENT TO HOLD THE MEETING?

To hold the Meeting and conduct business, one third of our issued and outstanding shares of Common Stock entitled to vote as of March 13, 2023 must be present or represented by proxy at the Meeting. As of the date of this Notice of Annual Meeting and Proxy Statement, 174,646,197 shares of our Common Stock were issued and outstanding and entitled to vote. Shares representing one third of our Common Stock must be present. This is called a "quorum."

Votes are counted as present at the Meeting if the Shareholder either:

(a) attends and votes at the virtual Meeting; or

(b) has properly voted by internet or submitted a proxy card.

18. WHERE CAN I FIND THE VOTING RESULTS OF THE MEETING?

We will announce preliminary voting results at the Meeting and publish final results on a current report filed on Form 8-K within four business days of the end of the Meeting and by issuing a press release.

19. UNDER WHAT CIRCUMSTANCES WOULD THE MEETING BE ADJOURNED?

The Meeting may be adjourned in the absence of a quorum for the purpose of obtaining a quorum. In the event that the necessary quorum to transact business, the chairman of the Meeting may adjourn the Meeting with respect to the proposals, or the persons named as proxies may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit further solicitation of proxies with respect to such proposals.

Any adjournment may be made without notice, other than by an announcement made at the Meeting, by the affirmative vote of a majority of the voting shares present in person or by properly executed proxy at the Meeting.

20. WHO CAN HELP ANSWER YOUR QUESTIONS

If you have any questions about any of the proposals to be presented at the Meeting or how to submit your proxy, or if you need additional copies of this Proxy Statement or the enclosed proxy card or voting instructions, you should contact:

INTELGENX TECHNOLOGIES CORP.
6420 Abrams
Ville St-Laurent, Quebec H4S 1Y2
Telephone: 514-331-7440
Facsimile: 514-331-0436
Email: ingrid@intelgenx.com
Attention: Ingrid Zerbe

IMPORTANT NOTICE REGARDING THE AVAILABILITY OF
PROXY MATERIALS FOR THE SHAREHOLDER MEETING TO
BE HELD ON MAY 9, 2023:
This proxy statement and the Annual Report
for the fiscal year ended
December 31, 2022 are available at
www.annualgeneralmeetings.com/igxt2023

PROPOSAL 1

ELECTION OF DIRECTORS

General

Eight Directors are to be elected to our Board at the Meeting to hold office until the next Annual Meeting of Shareholders of the Company or until their successors are elected. Assuming a quorum is present, the eight nominees receiving a majority of the votes cast in favor of such nominee's election at the Meeting will be elected as Directors of the Company until the next Annual Meeting of Shareholders of the Company or until their successors are elected. Unless marked otherwise, proxies received will be voted "FOR" the election of the nominees named below. The following pages set forth certain information concerning the nominees for election as Directors. All of the Directors have been previously elected by our Shareholders.

In the event the nominees are unable or unwilling to serve as Directors at the time of the Meeting, the proxies will be voted for any substitute nominees designated by the present Board or the proxy holders to fill such vacancy, or for the balance of the nominees named without nomination of a substitute, or the size of the Board will be reduced pursuant to an action by the Board in accordance with the Bylaws of the Company. The Board has no reason to believe that the persons named below will be unable or unwilling to serve as nominees or as directors if elected.

In the event a nominee is not elected by at least a majority of the votes cast by Shareholders with respect to his or her election in accordance with the Company's Bylaws, the director nominee will be considered by the Board not to have received the support of the Shareholders, even though elected as a matter of corporate law. Such nominee must immediately submit his or her resignation to the Board, effective on acceptance by the Board. The Board will make a determination on the director's tendered resignation in accordance with the Director Resignation Policy described under "Majority Voting Policy and Director Resignation Policy."

Shareholder Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 1 TO ELECT THE NOMINEES LISTED BELOW TO THE BOARD.

Listed below are the nominees for Directors, with information showing the principal occupation or employment of such nominees, the principal business of the corporation or other organization in which such occupation or employment is carried on, and such nominees' business experience during the past ten years. Such information has been furnished to us by the Director nominees:

Name	Director since
Horst G. Zerbe, Ph.D.	2006
J. Bernard Boudreau	2006
Bernd J. Melchers	2009
Clemens Mayr	2015
Mark Nawacki	2016
Frank Stegert	2021
Srinivas Rao, Ph.D.	2021
Monika Trzcinska Ph.D.	2022

DIRECTORS AND EXECUTIVE OFFICERS

The following table sets forth certain information as of March 28, 2023 concerning the Company's Directors and Executive Officers. The biographies of each of the Director nominees below contain information regarding the individual's service as a Director, business experience, director positions held currently or at any time during the last ten years, information regarding involvement in certain legal or administrative proceedings, if applicable, and the experiences, qualifications, attributes or skills that caused the Board to determine that the person should serve as our Director.

Name	Age	Position	Position since
Dr. Horst G. Zerbe	76	Chief Executive Officer President and Chief Executive Officer, Chairman of the Board	May 2019 April 2006 (except January to July 2014) April 2006
Andre Godin	60	President and Chief Financial Officer Executive Vice President and Chief Financial Officer	May 2019 August 2015
Nadine Paiement(4)	46	Vice President, Research and Development Director, Research and Development	January 2016 June 2005
Tommy Kenny(4)	36	Vice President, IP and Legal Affairs, General Counsel	January 2021
Dr. David Kideckel(4)	42	Senior Vice President, Head of Corporate Development & Strategic Alliances	March 2023
J. Bernard Boudreau (1) (3)	78	Director Vice Chairman	June 2006 March 2014
Bernd J. Melchers (1)	71	Director	April 2009
Clemens Mayr	54	Director	August 2015
Mark Nawacki (3) (2)	54	Director	August 2016
Frank Stegert (2)	40	Director	August 2021
Dr. Srinivas Rao (3)	54	Director	August 2021
Dr. Monika Trzcinska (1) (2)	56	Director	May 2022
Ingrid Zerbe (5)	68	Corporate Secretary	April 2006

Footnotes:

(1) Audit Committee member

(2) Compensation Committee member

(3) Corporate Governance and Nomination Committee

(4) VP of Canadian subsidiary IntelGenx Corp.

(5) Director of Canadian subsidiary IntelGenx Corp.

All Directors hold office until the next Annual Meeting of Shareholders and until their successors have been duly elected and qualified. There are no agreements with respect to the election of directors. Officers are appointed annually by the Board and each executive officer serves at the discretion of the Board.

Horst G. Zerbe, Ph.D.

Dr. Zerbe (76) is the founder of IntelGenx Corp. and has been the Chief Executive Officer, and Chairman of IntelGenx Technologies Corp. since April 2006. In addition, Dr. Zerbe has served as the Chief Executive Officer and Director of IntelGenx Corp., our Canadian Subsidiary, since 2005. He also served as President of both entities until May 2019. Dr. Zerbe retired from his positions as President and Chief Executive Officer on January 1, 2014, and at the request of the Board was re-appointed as President and CEO effective July 15, 2014.

Dr. Zerbe has more than 35 years' experience in the pharmaceutical industry. He started his career at Schwarz Pharma and subsequently at 3M Pharmaceuticals in Germany. From 1998 to 2005, he served as the President of Smartrix Technologies Inc. in Montreal; prior thereto, from 1994 to 1998, he served as Vice President of R&D and Technology Transfer at LTS Lohmann Therapy Systems in West Caldwell, NJ. During his assignments at 3M and LTS, he gained considerable experience in the technology transfer and commercial manufacturing of transdermal as well as oral film products. Dr. Zerbe has extensive executive level experience, and has been responsible for many strategic and business initiatives. Dr. Zerbe has been involved in new drug development and the acquisition and disposition of new drug candidates and other technology, licensing and distribution matters that are likely to affect our company's own business efforts. He has published numerous scientific papers in recognized journals and holds over 30 patents.

Dr. Zerbe holds a German State Examination (Staatsexamen) and a Ph.D. in Medicinal Chemistry from the University of Marburg, Germany.

Dr. Zerbe is married to Ingrid Zerbe, our Corporate Secretary.

In nominating Dr. Zerbe to serve as a director, the Board considered both Dr. Zerbe's length and breadth of industry-specific technical and business experience, and his role as founder and Chief Executive Officer of our Subsidiary, IntelGenx Corp. Dr. Zerbe was responsible for developing the vision for our company and identifying many of our current partner relationships. The Board continues to believe that his experience is a strong asset as our company encounters challenges similar to those Dr. Zerbe has been involved with at ours and other companies.

Andre Godin, CPA, CA.

Mr. Godin (60) has been our President and Chief Financial Officer since May 8, 2019. Previously, he served as our Executive Vice President and Chief Financial Officer from August 2015. Mr. Godin has more than 25 years' experience in the Biotech/Pharma industry. Most recently, from April 2014 to April 2015, he served as Interim CEO and CFO of Neptune Technologies and Bioresources Inc. and both of its subsidiaries Acasti and NeuroBioPharm. He started with Neptune in April of 2003 as Vice President, Administration and Finance and was named its CFO in 2008. Prior to joining Neptune, Mr. Godin was President of a dietary supplement corporation and a corporate controller for a pharmaceutical corporation in OTC products. Mr. Godin holds a Bachelor of Business Administration degree from the University of Quebec in Montreal.

Nadine Paiement, M.Sc.

Ms. Paiement (46) has been Vice President, Research and Development at IntelGenx Corp. since January 2016. Nadine Paiement has over 10 years of experience in pharmaceutical research and development. She has been with IntelGenx since June of 2005, where she advanced in different positions including her most recent position as Senior Director, Research and Development. Prior to joining IntelGenx, from 1999 to 2005 Ms. Paiement worked as Formulation Scientist for Smartrix Technologies.

Nadine Paiement holds a M.Sc. degree in Polymer Chemistry from Sherbrooke University, Montreal, Quebec. She is co-inventor of IntelGenx's platform technology and contributed to multiple patents and pending patent applications.

Tommy Kenny, J.D., LL.B, M.Sc.

Mr. Kenny (36) has been Vice President, Intellectual Property and Legal Affairs, General Counsel of IntelGenx Corp., since January 2021. He has been with IntelGenx since 2016, where he advanced in different positions including his most recent position as Director of Intellectual Property and Legal Affairs. In his new role, Mr. Kenny will continue to oversee IntelGenx' legal activities, including intellectual property management and cannabis-related matters.

Prior to joining IntelGenx in October 2016, from May 2012 to October 2016, Mr. Kenny was an associate at Brouillette & Partners LLP, a Montreal intellectual property boutique law firm, where he advised clients on various intellectual property and commercial matters. From 2009 to 2013 Mr. Kenney was a student of law as well as chemistry at the University of Sherbrooke.

Mr. Kenny holds a JD in common law from the University of Montreal, a LLB in civil law and a M.Sc. in chemistry from the University of Sherbrooke and a B.Sc. with honors in chemistry from Bishop's University.

David Kideckel, Ph.D. , M.B.A.

Dr. Kideckel (42) has been Sr. Vice President, Head of Corporate Development & Strategic Alliances of IntelGenx Corp., since March 2023. From August 2021 to present, Dr. Kideckel founded Kideckel Advisory Group Inc., where he advises growth-oriented companies on business and corporate development, capital markets and overall strategic initiatives. Prior to that, from October 2018 until August 2021, Dr. Kideckel served as Managing Director, Senior Institutional Equity Research Analyst at ATB Capital Markets, where he built and grew the Life Sciences Equity Research Franchise. From September 2017 until October 2018, Dr. Kideckel led the Healthcare & Biotechnology Equity Research Franchise at Beacon Securities Limited ("Beacon"), as Director of Institutional Equity Research. [Prior to joining Beacon, from August 2015 to September 2017, Dr. Kideckel was a National Medical Advisor at Alexion Pharmaceuticals, Inc. (acquired by AstraZeneca), where he led national medical affairs initiatives in rare diseases. From April 2014 to August 2015, Dr. Kideckel was Vice President, International Business Development at OtoSim Inc., where he led the company's global business development efforts.

Dr. Kideckel presently sits on the Board of Directors and serves on the Audit Committee of Pharmadrug Inc., a Canadian Company publicly traded on the Canadian Securities Exchange.

Dr. Kideckel holds a Ph.D. in Neuroscience & Statistics from the University of Toronto's Institute of Medical Science and an M.B.A. from the University of Toronto's Rotman School of Management, where he was a Canadian Institutes of Health Research Science to Business Award recipient.

J. Bernard Boudreau, QC, PC

Mr. Boudreau (78) has been a director of IntelGenx Technologies Corp. since June 2006 and Vice Chairman of the Board since March 4, 2014. From 2005 to 2008, Mr. Boudreau served as the Vice-President of Pharmeng International Inc., a pharmaceutical manufacturing and consulting company listed on the Toronto Stock Exchange. Since 2001, he has been President and CEO of Radcliffe Consulting and Investment Limited, a private consulting firm located in Halifax, N.S. From 2010 to 2013 he served on the board of directors at Pillar5 Pharma, a privately owned Canadian Company, which was also previously one of our manufacturing partners. Mr. Boudreau has also served on the board of directors of a number of public and private companies, including Export Development Canada and the Bank of Canada.

Mr. Boudreau has a distinguished record as a lawyer, businessman and public figure. His litigation experience includes successful appearances at every level of the judicial system in Nova Scotia. He was appointed as Queen's Counsel in 1985. Mr. Boudreau was first elected to the provincial legislature of Nova Scotia in 1988. He served as Chair of the Public Accounts Committee and opposition critic for Finance and Economic Development. In 1993, he was re-elected as a member of government and held responsibilities as Minister of Finance, Minister of Health, Chair of the Cabinet Priorities and Planning Committee. Mr. Boudreau served as Government Leader in the Senate of Canada and Member of the federal Cabinet between 1999 and 2001.

In deciding to nominate Mr. Boudreau, our Board considered his service as a director for a number of public and private companies and his broad experience with governance issues facing public companies. The Board also believes his extensive business and legal experience both inside and outside of our industry help him bring technical and non-technical perspectives when handling matters arising before the Board.

Bernd J. Melchers, B.A.

Mr. Melchers (71) has been a director of IntelGenx Technologies Corp. since April 2009. From January 2001 until his retirement in December 2004, Mr. Melchers was Managing Director of 3M Dyneon Holding GmbH, Germany and Global Chief Financial Officer of the world wide operating 3M Dyneon Group, a subsidiary of 3M Corporation headquartered in Minnesota. From July 1995 to December 2000, he was European Controller of 3M Medical Markets Europe in Brussels, Belgium. Prior to this, he held various senior Financial Manager positions at the Medical-Surgical Division of 3M in St. Paul, Minnesota, at 3M Health Care Products, Germany, and at 3M Pharmaceutical Products, Germany.

In deciding to nominate Mr. Melchers, the Board considered his 30-years' experience within the pharmaceutical and health care industry, together with his extensive hands-on international experience in corporate financial management. The Board also considered his extensive operational and financial expertise, as well as his track record and achievements in global financial management positons of pharmaceutical, medical and specialty chemical businesses.

Clemens Mayr

Mr. Mayr (54) has been a Director of IntelGenx Technologies Corp. since August 2015. Since 2006, he has been a partner of McCarthy Tétrault LLP, a leading Canadian national law firm. Prior thereto, Mr. Mayr was partner with Ogilvy Renault LLP from 1999 to 2006 and lawyer at this firm from 1997 to 1999. He practices in the areas of securities and corporate law, particularly in domestic and cross-border mergers and acquisitions, take-over bids and public financings, and has been involved in numerous mergers, acquisitions and financings. In the course of his practice, he has advised corporations and boards in numerous industries, including in the life-sciences and technology sectors.

Mr. Mayr was born in Innsbruck, Austria. He received his LLB in civil law from the University of Montreal in 1990 and was called to the Quebec bar in 1991.

Since February 2017, McCarthy Tétrault LLP has been acting as the Company's outside Canadian legal counsel.

In deciding to nominate Mr. Mayr, the Board considered his strong background and experience in corporate governance, M&A and capital markets. Mr. Mayr is uniquely qualified to provide guidance to the Company's executive management in the execution of its growth strategy.

Mark Nawacki, CPA, CA

Mr. Nawacki (54) has been a Director of IntelGenx Technologies Corp. since August 2016. Prior to his appointment, from February to July 2016, Mr. Nawacki was a member of the Scientific Advisory Board of IntelGenx Corp, which provides advice to the Company's management team. Since February 2015, Mark Nawacki is the President and CEO of Searchlight Pharma Inc., a Canadian-based private specialty pharmaceutical company focused on the acquisition and commercialization of innovative and unique healthcare and pharmaceutical products. He is also a director of Searchlight Pharma Inc. Prior to joining Searchlight Pharma, from September 2003 to September 2014, Mr. Nawacki served as Executive Vice President, Business and Corporate Development of Paladin Labs, where he spent over 11 years building out the Company's commercial and geographic footprint. Over the course of his 11-year tenure at Paladin, Mr. Nawacki helped shape the therapeutic focus of Paladin's Canadian business via licensing and acquisitions, and built Paladin's international expansion and emerging markets strategy.

Mr. Nawacki holds a BA in International Relations and Russian and East European Studies from the University of Toronto (Trinity) and an MBA also from the University of Toronto, and is a Canadian-designated CPA. He is a past member of the Board of Trustees of the Licensing Executive Society (USA & Canada) and is a former President and Board Member of the Canadian Healthcare Licensing Association. He also served as Chairman of the Board of Kane Biotech Inc., a Canadian Company publicly traded on the TSX Venture Exchange until February 2023.

In deciding to nominate Mr. Nawacki, the Board considered his executive management experience and his various board positions, as well as his scientific expertise, his life sciences industry experience, his business development experience and licensing transactional experience.

Frank Stegert

Frank Stegert (40) has been a director of IntelGenx Technologies Corp. since August 2021. Mr. Stegert is a Strategic Advisor to ATAI Life Sciences AG ("atai"; Nasdaq: atai), where he served as a Vice President, Investment Management & Operations and a member of the Executive Leadership since September 2020. Beyond that, he served on the board of directors at Entheogenix Biosciences Inc., TryptageniX Inc., Invyxis Inc., InnarisBio Inc., Psyber Inc., and PsyProtix Inc.. Prior to joining atai, Mr. Stegert was a Senior Vice President and the Head of Fund Banking at Deutsche Handelsbank AG, a privately owned German company, from January 2019 to June 2020, where he was responsible for Strategy and Business Development focusing on Growth Financing for fast-growing technology companies as well as investment funds. From January 2014 to June 2018, he was a Co-founder and Managing Director at 99chairs GmbH, a privately owned German platform business in the prop-tech industry where he oversaw finance, investor relations, business development, project management, and purchasing. Mr. Stegert started his professional career by gaining experience from several industry leaders including McKinsey, BMW AG, BASF SE, Bilfinger SE, Metro AG, and Siemens AG.

Mr. Stegert studied Math, Economics, and Mechanical Engineering at the Technical University of Munich (TUM). He holds a B.Sc. in Technology and Management and is an alumnus of the entrepreneurial scholarship program Manage&More by Unternehmer TUM - the center for innovation and start-ups at TUM.

Mr. Stegert became a Director pursuant to the Purchaser Rights Agreement between atai and IntelGenx Technologies Corp., dated March 14, 2021 (the "Purchaser Rights Agreement").

In deciding to nominate Mr. Stegert, the Board considered his executive management expertise as well as his background in finance and business development, particularly his experience working with fast-growing businesses.

Srinivas Rao, Ph.D. M.D.

Dr. Rao (54) has been a director of IntelGenx Technologies Corp. since August 2021. Dr. Rao is Co-Founder and Chief Scientific Officer at atai, having joined the company in April 2019. Prior to joining atai, Dr. Rao was the Chief Medical Officer at Axial Biotherapeutics, Inc., a privately owned United States company, from August 2017 to March 2019 and the Chief Medical Officer at Depomed, Inc., a publicly traded company listed on the Nasdaq stock exchange, from July 2014 to July 2017. Furthermore, he served as Executive Vice President and Head of Neuroscience at Travere Therapeutics (formerly named Retrophin), a publicly traded company listed on the Nasdaq stock exchange, from December 2013 to March 2014 and Chief Executive Officer at Kyalin Biosciences Inc., a privately owned United States company that was later acquired by Travere Therapeutics, from October 2011 to December 2013. He has held leadership positions at a number of biotechnology companies, including Kalyra Pharmaceuticals, Avelas Biosciences, Sova Pharmaceuticals, ReVision Therapeutics and Cypress Bioscience, Inc. Dr. Rao currently also serves on the board of Pastorus, CB Therapeutics and Amyriad, which are privately held companies.

Dr. Rao received his Ph.D. in Neuropharmacology, his M.D. in Internal Medicine, his M.S. in Electrical Engineering and his B.Sc in Electrical Engineering from Yale University. Furthermore, Dr. Rao has worked as a consultant for Simons Foundation Autism Research Initiative since June 2011.

Dr. Rao became a Director pursuant to the Purchaser Rights Agreement.

In deciding to nominate Dr. Rao, the Board considered his over 19 years of professional experience in the pharmaceutical and biotechnology industries. During this time, Dr. Rao gained deep knowledge about the industry through his various executive positions at companies ranging from venture-backed start-ups to vertically-integrated, publicly traded pharmaceutical companies.

Monika Trzcinska, Ph.D.

Dr. Trzcinska (56) has been a Director of IntelGenx Technologies Corp. since May 2022. Since January 2018, Dr. Trzcinska has been the Partner and co-founder of Bluestar BioAdvisors, LLC, a New York-based boutique, client-centered strategic consulting firm that services companies in the life science industry.

Dr. Trzcinska has more than 20 years of experience in consulting and business development, with broad experience in the life sciences.  Prior to her positions with Bluestar BioAdvisors, LLC, from May 2013 to December 2017 she served as a Managing Director and Vice President of Professional Services at Torreya Insights, a life science consulting firm affiliated with Torreya Partners.  Prior to these roles she was Director, Business Development at Repligen, Strategic Marketing and Business Development Manager at Sigma-Aldrich and Cyprotex/Apredica, as well as Assistant Editor at Incyte Genomics. Dr. Trzcinska also worked as a researcher and a lecturer at Boston University and Northeastern University in Boston, Massachusetts.

Dr. Trzcinska received her Ph.D. in Experimental Psychology/Neuroscience from University of Ottawa and a B.Sc in Biology and Psychology from Concordia University, Montreal.

In deciding to nominate Dr. Trzcinska, the Board considered the breadth of her life science industry experience, her consulting and business development experience, as well as her scientific expertise. In addition, the Board believed that adding a female director would promote board-level diversity and the decision to do so was aligned with current best practices in corporate governance.

Ingrid Zerbe

Mrs. Zerbe (68) is our Corporate Secretary since 2006. Mrs. Zerbe is the founder of IntelGenx Corp., our Canadian Subsidiary. She served as the President of IntelGenx Corp, from its incorporation in June 2003 until December 2005. She has been a Director of the subsidiary since its incorporation in June 2003 and a Director of the parent company from April 2006 until August 2006. Mrs. Zerbe was the Director, Finance and Administration of IntelGenx Corp. from 2003 to 2016. She holds a bachelor degree in economics from a business school in Bottrop, Germany, and a bachelor degree in social sciences from the University of Dortmund, Germany.

Mrs. Zerbe is married to Dr. Horst G. Zerbe, who is our Chief Executive Officer and Chairman of the Board.

CORPORATE GOVERNANCE

Board Leadership Structure

The Board is responsible for overseeing the business and affairs of the Company. Directors are kept informed of our business through discussions with the Chief Executive Officer and other officers, by reviewing materials provided to them and by participating in regular quarterly and special meetings of the Board and its committees.

The Charter of the Board is posted on our website at http://www.intelgenx.com.

The Board is currently comprised of Dr. Horst G. Zerbe, who serves as our Chairman and seven directors, four of which are independent. Dr. Zerbe is also our Chief Executive Officer. We believe, because of the size of our Company, that the Company, like many U.S. companies, is currently best served by having one person serve as both Chief Executive Officer and Chairman of the Board. The Board believes that through this leadership structure, Dr. Zerbe is able to draw on his intimate knowledge of the daily operations of the Company and its relationships with partners, customers, management and employees to provide the Board with leadership in setting its agenda and properly focusing its discussions. As the individual with primary responsibility for managing our day-to-day operations, Dr. Zerbe is also best-positioned to chair regular Board meetings and ensure that key business issues are brought to the Board's attention. The combined role as Chairman and Chief Executive Officer also ensures that the Company presents its message and strategy to shareholders, partners, customers, employees and other stakeholders with a unified, single voice.

In 2014 the Board created the position of Vice Chairman, who serves as the independent Lead Director. The role of Lead Director is to facilitate the functioning of the Board, to help ensure that appropriate processes are followed, to assist in fostering and seeking input of independent directors, and to ensure independent director participation in all Board decisions.

The Lead Director ensures that the Board's relationship with management functions effectively and furthers the best interest of the Company, including working with the committees appointed by the Board to ensure they have the proper structure and appropriate assignments. The Lead Director also regularly communicates with the Chairman and Chief Executive Officer so that he is aware of any concern of the independent directors and any concerns communicated by our shareholders. The role and responsibilities of the Lead Director are in addition to and distinct from the role of the chair of each of the committees of the Board.

The mandate of the Vice Chairman (Lead Director) is posted on our website at http://www.intelgenx.com.

Majority Voting Policy and Director Resignation Policy

On March 18, 2022 the Board amended the Company's Bylaws such that directors will be elected if a majority of the votes cast at meetings of Shareholders; provided, however, that, if the number of nominees for director exceeds the number of directors to be elected, directors will be elected by a plurality of the votes of the shares of Common Stock represented in person or by proxy at any meeting of Shareholders held to elect directors and entitled to vote on such election of directors. In the event that a director nominee fails to receive an affirmative majority of the votes cast in an election where the number of nominees is less than or equal to the number of directors to be elected, the Board, within its powers, may take any appropriate action, including decreasing the number of directors or filling a vacancy.

On March 18, 2022 the Board adopted a Director Resignation Policy whereby if a director nominee is not elected by at least a majority of the votes cast by Shareholders with respect to his or her election in accordance with the Company's Bylaws, the director nominee will be considered by the Board not to have received the support of the Shareholders, even though elected as a matter of corporate law. Pursuant to the policy, such nominee must immediately submit his or her resignation to the Board. The Board will refer the resignation to the Corporate Governance and Nomination Committee, which will consider whether or not to accept the offer of resignation and will make a recommendation to the Board. Within 90 days following the applicable meeting of the Shareholders, the Board will determine whether to accept or reject the director resignation offer that has been submitted, on the recommendation of the Corporate Governance and Nomination Committee. In considering the Corporate Governance and Nomination Committee's recommendation, the Board will consider the factors considered by the Corporate Governance and Nomination Committee and such additional information and factors that the Board considers to be relevant. Absent exceptional circumstances that would warrant the continued service of the applicable director on the Board, the Board is expected to accept the resignation of such director. Following the Board's decision on the resignation, the Board will promptly disclose, via press release, its decision whether to accept the director's resignation offer, including, without limitation, the reasons for rejecting the resignation offer, if applicable.

If a resignation is accepted, the Board may, subject to any applicable corporate law restrictions, (i) leave a vacancy on the Board unfilled until the next annual general meeting of Shareholders, (ii) fill the vacancy by appointing a new director whom the Board considers to merit the confidence of the Shareholders and meet the applicable independence standards, or (iii) call a special meeting of Shareholders to consider a Board nominee to fill the vacant position.

Any director who tenders his or her resignation pursuant to the Director Resignation Policy will not be permitted to participate in the meetings of the Board and/or the Corporate Governance and Nomination Committee, if he or she is a member of the Board and/or the Corporate Governance and Nomination Committee, as applicable, at which his or her resignation is considered.

Independence of Directors of the Board

The Board has determined that four of our Directors, J. Bernard Boudreau, Bernd Melchers, Mark Nawacki and Monika Trzcinska are independent within the meaning of the director independence standards of both The Nasdaq Stock Market, LLC ("NASDAQ") and the SEC, including Rule 10A-3(b)(1) under the Securities Exchange Act of 1934, as amended (the "Exchange Act").

Meetings of the Board

The Board held four regular meetings, two special meetings and had several update calls during our 2022 Fiscal Year. Additionally, between regular scheduled meetings, management remains in contact with our Board to keep Directors abreast Company matters. All our Directors attended at least 75% of the Board meetings and the committee meetings for the committees on which they served, except for Dr. Srinivas Rao, who missed two of the regular scheduled Board meetings.

We encourage the Directors to attend the Meeting to be available to answer Shareholders' questions. Not all of our Directors attended the previous Annual Meeting in May 2022, which we held as a virtual meeting.

Compensation of the Board

Directors are reimbursed for their out-of-pocket expenses incurred in attending meetings of the Board. As described below in "Director Compensation", during our 2022 Fiscal Year, our Directors of the Board (except for the CEO) received an annual stipend of $36,000, the Vice Chairman of the Board received an additional annual stipend of $14,500, and each Chairman of a Board Committee received an additional $7,500. Director fees are paid in quarterly installments at the beginning of each quarter. Mr. Stegert and Dr. Rao serve on the Board as representatives of atai and do not receive compensation from IntelGenx.

In November 2016, the Board resolved to compensate non-employee Directors for their efforts on special or ad hoc committees or for board approved initiatives that fall outside the scope of customary director's duties. A daily (per 8 hours) per diem rate of $798 (CA$ 1,000) was established. The Audit Committee Chair needs to approve per diem charges submitted by directors. During the 2022 Fiscal Year, no charges were submitted or paid under the new policy.

Deferred Share Unit Plan. Effective February 7, 2018, the Board approved a Deferred Share Unit Plan ("DSU Plan") to compensate non-employee directors as part of their annual remuneration. Under the DSU Plan, the Board may grant Deferred Share Units ("DSUs") to the participating directors at its discretion and, in addition, each participating director may elect to receive all or a portion of his or her annual cash stipend in the form of DSUs. To the extent DSUs are granted, the amount of compensation that is deferred is converted into a number of DSUs, as determined by the market price of our Common Stock on the effective date of the election. The earliest redemption date will be six months following retirement of the participant from any position at the Company or its subsidiaries. These DSUs are converted back into a cash amount at the expiration of the deferral period based on the market price of our Common Stock on the expiration date and paid to the director in cash in accordance with the payout terms of the DSU Plan. As the DSUs are on a cash-only basis and no shares of Common Stock will be reserved or issued in connection with the DSUs, no approval was required from the security authorities or shareholders. On January 1, 2022, 108,696 DSUs were granted to each of the five non-employee directors under the DSU Plan.

Committees of the Board

The Board has three standing committees: the Audit Committee, the Compensation Committee and the Corporate Governance and Nomination Committee. Furthermore, in August 2016, we implemented an ad-hoc-Succession Committee.

Audit Committee. Our Audit Committee is comprised of independent members of our Board and is currently comprised of Bernd Melchers, Bernard Boudreau and Dr. Monika Trzcinska. The Audit Committee held four meetings during our 2022 Fiscal Year.

Our Audit Committee assists our Board in fulfilling its responsibilities for oversight and supervision of financial and accounting matters. The Chairman of the Audit Committee is Mr. Bernd Melchers. Our Audit Committee's responsibilities include, among others (i) recommending to the Board the engagement of the external auditor and the terms of the external auditor's engagement; (ii) overseeing the work of the external auditor, including dispute resolution between management and the external auditor, if required; (iii) pre-approving all non-audit services to be provided to us by our external auditor; (iv) reviewing our financial statements, management's discussion and analysis and annual and interim earnings press releases before this information is publicly disclosed; (v) assessing the adequacy of procedures for our public disclosure of financial information; (vi) establishing procedures to deal with complaints received by us relating to our accounting and auditing matters; and (vii) reviewing our hiring policies regarding employees of our external auditor or former auditor.

We have adopted, along with our Audit Committee, a written charter of the Audit Committee setting out the mandate and responsibilities of the Audit Committee which provides that the Audit Committee convene no less than four times per year.

The Audit Committee Charter is posted on our website at http://www.intelgenx.com.

Accordingly, the Audit Committee discusses with Richter LLP, our auditors, our audited financial statements, including, among other things, the quality of our accounting principles, the methodologies and accounting principles applied to significant transactions, the underlying processes and estimates used by our management in our financial statements and the basis for the auditor's conclusions regarding the reasonableness of those estimates, in addition to the auditor's independence.

Audit Committee Financial Expert. Mr. Bernd Melchers, Mr. Bernard Boudreau and Dr. Monika Trzcinska are audit committee financial experts under the rules of the SEC. Mr. Melchers, Mr. Boudreau and Dr. Trzcinska are "independent directors" as defined in the NASDAQ Rules and meet the independence and experience requirements of the SEC.

Compensation Committee. Our Compensation Committee is comprised of a majority of independent members of our Board and currently consists of the Chairman of the Compensation Committee, Mark Nawacki, Frank Steger and Dr. Monika Trzcinska. The Compensation Committee held three meetings in 2022.

Our Compensation Committee reviews and makes recommendations to our Board concerning the compensation of our directors and executive officers which include the review of our executive compensation and other human resource policies, the review and administration of any bonuses, stock options and equity compensations and major changes to our benefit plans as well as the review of and recommendations regarding the performance of the Chief Executive Office, the Chief Financial Officer, the Vice President of Business and Corporate Development, the Vice President of Research and Development and Vice President IP and Legal Affairs, General Counsel of our Company and its subsidiary.

We have adopted, along with our Compensation Committee, a written charter of the Compensation Committee setting out the mandate and responsibilities of the Compensation Committee which provides that the Compensation Committee convene no less than three times per year, that directors not on the Compensation Committee may attend meetings at the invitation of the Chairman of the Compensation Committee and that member of the Compensation Committee may invite members of management or other outside consultant to attend Compensation Committee meetings as determined necessary or desirable. We did not engage a compensation consultant in 2022.

The Compensation Committee Charter is posted on our website at http://www.intelgenx.com.

Compensation Committee Interlocks and Insider Participation. The Compensation Committee consists of Mark Nawacki, Frank Stegert  and Dr. Monika Trzcinska. There are no interlocking relationships, as described by the SEC, between the Compensation Committee members.

Corporate Governance and Nomination Committee ("CG&N Committee"). Our CG&N Committee is comprised of members of our Board and currently consists of the Chairman of the CG&N Committee, J. Bernard Boudreau, Mark Nawacki and Dr. Srinivas Rao. The CG&N Committee was implemented in August 2015 and held two meetings in 2022.

The CG&N Committee is responsible for performing the duties set out in his Charter to enable the Board to discharge its responsibilities and obligations with respect to identifying and recommending candidates for election to the Board and all committees of the Board. Furthermore, the CG&N Committee is responsible for developing an effective corporate governance system for IntelGenx Technologies Corp., and for reviewing and assessing on an ongoing basis our corporate governance and public disclosure.

In considering a potential candidate, the CG&N Committee considers both the qualities and skills that the Board, considered in its entirety, currently possesses and that the Board should possess. Based on the skills and experiences already represented on the Board, the CG&N Committee will consider the experience, personal attributes and qualities that a candidate should possess in light of the anticipated growth and development of the Company. The CG&N Committee recognizes the benefits of promoting diversity at the Board level. Diverse perspectives linked in common purpose contribute to innovation and growth of the Company. In considering candidates and selecting nominees for the Board, diversity, including gender diversity, is an important factor considered by the CG&N Committee. In assessing a candidate's suitability, the CG&N Committee also takes into consideration the existing commitments of the individual to ensure that each member has sufficient time to discharge such member's duties.

Notwithstanding the fact that the CG&N Committee is charged with the responsibility of identifying potential new Board members, all members of the Board are eligible to put forth candidates for the CGNC Committee to consider. Additionally, the Board may engage recruiting firms to assist with identifying qualified candidates. Once candidates have been approved by the CG&N Committee and their interest level gauged, the entire Board discusses, both formally and informally, the suitability of a particular candidate.

Shareholders may recommend individuals to our Board for consideration as potential director candidates by submitting their names, together with appropriate biographical information and background materials to our principal office, 6420 Abrams, Ville St. Laurent, Quebec H4S 1Y2, Attn: Corporate Secretary. Assuming that appropriate biographical and background material has been provided on a timely basis, our Board will evaluate shareholder-recommended candidates by following substantially the same process, and applying substantially the same criteria, as it follows for candidates submitted by others. If our Board determines to nominate a shareholder-recommended candidate and recommends his or her election, then his or her name will be included in our proxy card for the next annual meeting.

We have adopted, along with our CG&N Committee, a written charter of the CG&N Committee setting out the mandate and responsibilities of the CG&N Committee which provides that the Committee convene as frequently as it determines necessary but not less frequently than twice each year.

The CG&N Committee Charter is posted on our website at http://www.intelgenx.com.

Ad-hoc Succession Committee. Our Ad-hoc Succession Committee is comprised of members of our Board and currently consists of the Vice Chairman of the Board, J. Bernard Boudreau, Clemens Mayr, Frank Stegert and Dr. Horst G. Zerbe. Throughout 2022, the Ad-hoc Succession Committee held informal meetings and communicated via phone, e-email and teleconference. The Ad-hoc Succession Committee was implemented in August 2016 with the objective to establish the framework for the search of the planned and/or unplanned, interim or permanent successor of our current CEO. The committee had met on several occasions to create an Interim CEO Replacement Plan. The Board adopted the plan in November of 2016, which provides directions for the temporary succession of the CEO in the event of his planned or potentially unplanned departure or leave of absence. The decision on a CEO successor will be made at some appropriate future date by the full Board

Board's Role in Risk Oversight

Our management has responsibility for managing day-to-day risk and for bringing the most material risks facing the Company to the Board's attention. The Board takes an active role in risk oversight related to the Company both as a full Board and through its committees. To facilitate the Board's risk oversight responsibility, management provides the Board with information about its identification, assessment and management of critical risks and its risk mitigation strategies. This information is communicated to the Board and its committees at regular and special meetings, through reports, presentations and discussions with key management personnel and representatives of outside advisors, such as our independent auditors, as appropriate. During regular Audit Committee meetings, committee members discuss the financial results for the most recent fiscal quarter with the independent auditors, Chief Financial Officer and Chief Executive Officer. The Audit Committee also meets with and provides instruction to the independent auditors outside the presence of management. These discussions allow the members of the Audit Committee to analyze any significant risks that could materially impact the financial health of our business.

The Compensation Committee oversees the Company's executive compensation arrangements, including the identification and management of risks that may arise from the Company's compensation policies and practices.

Executive Compensation

The key objectives of our executive compensation policies are to attract and retain key executives who are important to our long-term success and to provide incentives for these executives to achieve high levels of job performance and enhancement of shareholder value. We seek to achieve these objectives by paying our executives a competitive level of base compensation for companies of similar size and industry and by providing our executives an opportunity for further reward for outstanding performance in both the short term and the long term.

Executive Officer Compensation. Our executive officer compensation program is comprised of three elements: base salary, annual cash bonus and long-term incentive compensation in the form of stock option grants and/or RSU awards.

Salary. The Compensation Committee and our Board will review base salaries for our executive officers, taking into account individual experience, job responsibility and individual performance during the prior year. These factors are not assigned a specific weight in establishing individual base salaries. The Compensation Committee will also consider our executive officers' salaries relative to salary information for executives in similar industries and similarly sized companies.

Cash Bonuses. The purpose of the cash bonus component of the compensation program is to provide a direct financial incentive in the form of cash bonuses to executives. The cash bonuses are paid on the base of executives achieving annual individual and corporate objectives, which are set annually by the Board and the CEO and reviewed by the Compensation Committee.

Long-Term Incentive Compensation. Under our Performance and Restricted Share Unit Plan ("PRSU Plan"), which was approved by our shareholders at the 2018 annual meeting, we are able to compensate executive officers with RSUs and stock options.

The objectives of the stock option and the RSU program are to align employees' and shareholder long-term interests by creating a strong and direct link between compensation and increases in share value. Under our 2022 Amended and Restated Stock Option Plan ("SOP"), the Board may authorize the grant of options to purchase our Common Stock to our key employees. Historically, options have generally vested in increments over a period of two years established at the time of grant. However, this practice was adjusted for the stock options granted in January 2023 such that options are tied to a base four-year vesting period that can be accelerated where certain performance targets set by the Board have been achieved earlier. Under the PRSU Plan, the Board may authorize the award of restricted share units. The vesting of such restricted share units is determined by the Board at the time of the award.

Involvement in Certain Legal Proceedings

None of our officers or directors have, during the last ten years: (i) been convicted in or is currently subject to a pending criminal proceeding; (ii) been a party to a civil proceeding of a judicial or administrative body of competent jurisdiction and as a result of such proceeding was or is subject to a judgment, decree or final order enjoining future violations of, or prohibiting or mandating activities subject to any federal or state securities or banking laws including, without limitation, in any way limiting involvement in any business activity, or finding any violation with respect to such law, nor (iii) has any bankruptcy petition been filed by or against the business of which such person was an executive officer or a general partner, whether at the time of the bankruptcy or for the two years prior thereto or been subject to any of the items set forth under Item 401(f) of Regulation S-K.

Section 16(a) Beneficial Ownership Reporting Compliance

Section 16(a) of the Exchange Act requires directors, officers and persons who own more than 10% of a registered class of our equity securities to file reports of ownership and change in ownership with the SEC. Directors, officers and greater than 10% shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file.

Based solely upon our review of the copies of such forms that we received during the 2022 Fiscal Year, we believe that each person who at any time during the fiscal year was a director, officer, or beneficial owner of more than ten percent of our Common Stock complied with all Section 16(a) filing requirements during such fiscal year.

Communications with the Board

Any record or beneficial owner of our Common Stock who wishes to communicate with the Board should contact the Chairman of the Board or the Chairman of the Audit Committee. If particular communications are directed to the full Board, independent directors as a group, or individual directors, the Chairman of the Board or the Chairman of the Audit Committee, as applicable, will route these communications to appropriate committees or directors if the intended recipients are clearly indicated. Any record or beneficial owner of our Common Stock who has concerns about our accounting, internal accounting controls, or auditing matters relating to us should also contact the Audit Committee.

Written communications should be addressed to IntelGenx Technologies Corp., 6420 Abrams, Ville St-Laurent, Quebec H4S 1Y2, Canada, Attention: Chairman of the Board/Chairman of the Audit Committee. Communications that are intended to be anonymous should be sent to the same address but without indicating your name or address, and with an interior envelope addressed to the specific committees or directors you wish to communicate with.

Code of Ethics

We have adopted a Code of Business Conduct and Ethics that applies to our directors and officers, including our principal executive officer, principal financial officer and principal accounting officer. The Code of Business Conduct and Ethics is posted on our website at http://www.intelgenx.com. We intend to satisfy the disclosure requirement under Item 5.05 of Form 8-K regarding any amendment to, or waiver from, a provision of our Code of Business Conduct and Ethics by posting such information on our website at the web address specified above.

Employee, Director and Officer Hedging

We have currently not adopted any practice or policy regarding the ability of our employees (including officers) or directors, or any of their designees, to purchase financial instruments (including prepaid variable forward contracts, equity swaps, collars, and exchange funds), or otherwise engage in transactions, that hedge or offset, or are designed to hedge or offset, any decrease in the market value of our equity securities. As such, our employees, officer, directors or their designees are generally permitted to engage in these transactions.

EXECUTIVE COMPENSATION

The following table sets forth all compensation awarded to, or earned by, certain executive officers, including our Principal Executive Officer, and our three other most highly compensated executive officers for the years indicated (the "Named Executive Officers").

Name and principal position (a)	Year (b)	Salary ($) (c)	Bonus ($)	Option Awards ($) (f)		All Other Compensation ($) (i)	Total ($) (j)
Horst G. Zerbe,	2022	260,264	NIL	NIL		NIL	260,264
CEO	2021	257,625	60,542	NIL		NIL	318,167
Andre Godin	2022	242,066	NIL	NIL		NIL	242,066
President and CFO	2021	239,280	44,985	NIL		NIL	284,265
Dana Matzen (2),	2022	185,584	NIL	NIL		NIL	185,584
VP Corporate and Business Development	2021	183,448	25,866	NIL		NIL	209,314
Nadine Paiement	2022	151,694	NIL	NIL		NIL	151,694
VP Research and Development	2021	149,949	13,495	NIL		NIL	163,444
Tommy Kenny	2022	141,205	NIL	NIL		NIL	141,205
Vice President, IP and Legal Affairs, General Counsel	2021	129,476	18,275	25,315	(1)	NIL	173,071

Footnotes:

(1) In January 2021 Mr. Kenny received options to purchase 150,000 shares of Common Stock. This amount represent the grant date fair value of stock option grants in accordance with FASB ASC Topic 718. The value of the 150,000 option grant has been determined using the Black-Scholes method and is based on the following assumptions: risk-free rate of return of 0.50%, dividend rate of 0%, volatility rate of 79% and an average term of 5.63 years. No adjustment has been made for the risk of forfeiture and for non-transferability.

(2) As of March 10, 2023, Dr. Matzen is no longer employed by the Company.

Compensation Discussion and Analysis

Employment Agreements

Horst G. Zerbe. Effective July 15, 2014, we entered into a new employment agreement with Dr. Zerbe, our President and Chief Executive Officer (the "Zerbe Agreement"). The agreement is for an indefinite period of time. Under the agreement, Dr. Zerbe is entitled to receive: (1) a minimum base salary of CA$250,000 per year; and (2) an annual bonus of up to 50% of base salary based upon the achievement of specific performance targets established between Dr. Zerbe and the Board.

Pursuant to the Zerbe Agreement, if Dr. Zerbe is terminated by us for Cause (as defined in the Zerbe Agreement), Dr. Zerbe is not entitled to any notice, compensation or expenses except for accrued salary, bonus or expenses. If we terminate Dr. Zerbe without Cause, Dr. Zerbe is entitled to all accrued payments, and Termination Benefits (as defined in the Zerbe Agreement) for an 18-month period (the "Zerbe Severance Period"), which shall include, (i) a lump sum payment of base salary for the Zerbe Severance Period, (ii) continued participation in employee benefits plans up to the earlier of the end of the Zerbe Severance Period or the start of subsequent employment with similar benefits, (iii) payment of a monthly automobile allowance up to the earlier of the end of the Zerbe Severance Period or the start of subsequent employment with similar benefits, (iii) payment of a bonus up to the date of termination of employment, and (iv) any stock options that are unvested shall immediately vest. All such payment must be made by us within ten days of the date of termination by us.

If the employment is terminated by Dr. Zerbe within 6 months following a Change in Control (as defined in the Zerbe Agreement), then Dr. Zerbe shall receive similar benefits as if he had been terminated without Cause. If Dr. Zerbe voluntarily terminates the Zerbe Agreement for any other reason or due to death or disability, we shall have no further obligations under the Zerbe Agreement except for the payment of accrued salary, expenses and benefits.

Following his retirement as President and Chief Executive Officer, which was effective January 1, 2014 and continued until on July 14, 2014, Dr. Horst Zerbe was appointed to serve in an ad-hoc capacity as an advisor to the Board and IntelGenx management in order to transition the responsibilities of President and CEO to Dr. Khosla and maintain continuity of management for a period of six months. Dr. Zerbe received compensation of CA$58,750 ($53,004), which was paid in equal installments, less deductions and withholdings required by law, before July 15, 2014, and continued to receive all employment benefits for which Dr. Zerbe was eligible as President and CEO for the duration of this appointment.

In the first quarter of 2015, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$42,969 ($38,767) for fiscal year 2014, which was paid to Dr. Zerbe in Q1 2015. Dr. Zerbe's salary was also increased to CA$262,500 effective January 1, 2015.

In the first quarter of 2016, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$98,438 ($76,988) for fiscal year 2015, which was paid to Dr. Zerbe in Q1 2016. Dr. Zerbe's salary was also increased to CA$272,500 effective January 1, 2016.

In the first quarter of 2017, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$106,275 ($80,174) for fiscal year 2016, which was paid to Dr. Zerbe in Q1 2017. Dr. Zerbe's salary was also increased to CA$286,125 effective January 1, 2017.

Following the recommendation of the Compensation Committee, Dr. Zerbe's salary was increased to CA$300,500 effective January 1, 2018. On November 28, 2018, the Board, on the recommendation of the Compensation Committee, approved a one-time bonus of CA$49,897 ($38,510) for fiscal year 2017. The bonus payment consisted of a cash component of CA$29,897 ($23,074) and a Restricted Share Unit award in the value of CA$20,000 ($15,436).

In the first quarter of 2019, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$79,497 ($61,354) for fiscal year 2018, which was paid to Dr. Zerbe in Q1 2019. Dr. Zerbe's salary was also increase to CA$310,000 effective January 1, 2019.

In the first quarter of 2020, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2019. Dr. Zerbe's salary was increased to CA$323,000 effective January 1, 2020.

Effective May 4, 2020, IntelGenx Corp. implemented a compensation deferral program for all employees and directors, due to the uncertainties caused by the ongoing COVID-19 pandemic, recent developments and in general in order to preserve cash until the Company is able to secure additional capital to assist with long-term stability. As part of the program, $33,345 of Dr. Zerbe's 2020 salary had been deferred but is included in the compensation table. The program has been terminated and all deferred salaries had been paid out during the 2021 Fiscal Year.

No bonus payments have been considered or paid for the 2020 Fiscal Year.

In the first quarter of the 2022 Fiscal Year, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$75,905 ($60,542) for the 2021 Fiscal Year, which was paid to Dr. Zerbe in Q1 2022. Dr. Zerbe's salary was also increased to CA$339,150 effective January 1, 2022.

In the first quarter of 2023, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2022. Dr. Zerbe's salary was increased to CA$362,891 effective January 1, 2023.

Andre Godin. Effective August 24, 2015, we entered into an employment agreement with Mr. Godin, our Executive Vice President and Chief Financial Officer (the "Godin Agreement"). The agreement is for an indefinite period of time. Under the agreement, Mr. Godin is entitled to receive: (1) a minimum base salary of CA$240,000 per year; and (2) an annual bonus of up to 40% of base salary based upon the achievement of certain performance targets.

Pursuant to the Godin Agreement, if Mr. Godin is terminated by us for Cause (as defined in the Godin Agreement), Mr. Godin is not entitled to any notice, compensation or expenses except for accrued salary, bonus or expenses. If we terminate Mr. Godin without Cause, Mr. Godin is entitled to all accrued payments, and Termination Benefits (as defined in the Godin Agreement) for an 12-month period (the "Godin Severance Period"), which shall include, (i) a lump sum payment of base salary for the Godin Severance Period, (ii) continued participation in employee benefits plans up to the earlier of the end of the Godin Severance Period or the start of subsequent employment with similar benefits, (iii) receive payment of any accrued bonus. In addition, any stock options that are unvested shall immediately vest.

If the employment is terminated by Mr. Godin within 6 months following a Change in Control (as defined in the Godin Agreement), then Mr. Godin shall receive similar benefits as if he had been terminated without Cause. If Mr. Godin voluntarily terminates the Godin Agreement for any other reason or due to death or disability, we shall have no further obligations under the Godin Agreement except for the payment of accrued salary, expenses and benefits.

In the first quarter of 2016, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$25,001 ($19,553) prorated for fiscal year 2015, which was paid to Mr. Godin in Q1 2016. Mr. Godin's salary was also increased to CA$252,000 effective January 1, 2016.

In the first quarter of 2017, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$75,600 ($57,033) for fiscal year 2016, which was paid to Mr. Godin in Q1 2017. Mr. Godin's salary was also increased to CA$264,600 effective January 1, 2017.

Following the recommendation of the Compensation Committee, Mr. Godin's salary was increased to CA$278,000 effective January 1, 2018. On November 28, 2018, the Board, on the recommendation of the Compensation Committee, approved a one-time bonus of CA$37,044 ($28,599) for fiscal year 2017. The bonus payment consisted of a cash component of CA$22,044 ($17,013) and a Restricted Share Unit award in the value of CA$15,000 ($11,577).

In the first quarter of 2019, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$58,836 ($45,409) for fiscal year 2018, which was paid to Mr. Godin in Q1 2019. Mr. Godin's salary was also increase to CA$287,000 effective January 1, 2019.

In the first quarter of 2020, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2019. Mr. Godin's salary was increased to CA$300,000 effective January 1, 2020.

Effective May 4, 2020, IntelGenx Corp. implemented a compensation deferral program for all employees and directors, due to the uncertainties caused by the ongoing COVID-19 pandemic, recent developments and in general in order to preserve cash until the Company is able to secure additional capital to assist with long-term stability. As part of the program, $30,971 of Mr. Godin's 2020 salary had been deferred but is included in the compensation table. The program has been terminated and all deferred salaries had been paid out during the 2021 Fiscal Year.

No bonus payments have been considered or paid for the 2020 Fiscal Year.

In the first quarter of the 2022 Fiscal Year, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$56,400 ($44,985) for the 2021 Fiscal Year, which was paid to Mr. Godin in Q1 2022. Mr. Godin's salary was also increased to CA$315,000 effective January 1, 2022.

In the first quarter of 2023, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2022. Mr. Godin's salary was increased to CA$330,750 effective January 1, 2023.

Dana Matzen. Effective March 14, 2016 IntelGenx Corp., one of our wholly owned subsidiaries entered into an Agreement with Dr. Dana Matzen, our Vice President, Business Development (the "Matzen Agreement"). The agreement is for an indefinite period of time. Under the Agreement, Dr. Matzen is entitled to receive (1) a minimum base salary of CA$175,000 per year which will automatically increase to CA$210,000 after six months and (2) an annual bonus of up to 30% of her base salary for meeting certain performance targets.

Pursuant to the Matzen Agreement, if Dr. Matzen is terminated by us for Cause (as defined in the Matzen Agreement), Dr. Matzen is not entitled to any notice, compensation or expenses except for accrued salary, bonus or expenses. If we terminate Dr. Matzen without Cause, Dr. Matzen is entitled to all accrued payments, and Termination Benefits (as defined in the Matzen Agreement) for an 12-month period (the "Matzen Severance Period") which shall include, (i) a lump sum payment of base salary for the Matzen Severance Period plus the average of the three (3) last years' bonuses that would have been payable during the Severance Period, (ii) continued participation in employee benefits plans up to the earlier of the end of the Matzen Severance Period or the start of subsequent employment with similar benefits, (iii) receive payment of any accrued bonus. In addition, any stock options that are unvested shall immediately vest.

If the employment is terminated by Dr. Matzen within 6 months following a Change in Control (as defined in the Matzen Agreement), then Dr. Matzen shall receive similar benefits as if she had been terminated without Cause. If Dr. Matzen voluntarily terminates the Matzen Agreement for any other reason or due to death or disability, we shall have no further obligations under the Matzen Agreement except for the payment of accrued salary, expenses and benefits.

In the first quarter of 2017, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$23,274 ($17,558) prorated for fiscal year 2016, which was paid to Dr. Matzen in Q1 2017.

Following the recommendation of the Compensation Committee, Dr. Matzen's salary was increased to CA$220,500 effective January 1, 2018. On November 28, 2018, the Board, on the recommendation of the Compensation Committee, approved a one-time cash bonus of CA$17,010 ($13,128) for fiscal year 2017.

In the first quarter of 2019, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$20,000 ($15,436) for fiscal year 2018, which was paid to Dr. Matzen in Q1 2019. Dr. Matzen's salary will be CA$220,500 effective January 1, 2019.

In the first quarter of 2020, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2019. Dr. Matzen's salary was increased to CA$230,000 effective January 1, 2020.

Effective May 4, 2020, IntelGenx Corp. implemented a compensation deferral program for all employees and directors, due to the uncertainties caused by the ongoing COVID-19 pandemic, recent developments and in general in order to preserve cash until we are able to secure additional capital to assist with long-term stability. As part of the program, $23,744 of Dr. Matzen's 2020 salary had been deferred but is included in the compensation table. The program has been terminated and all deferred salaries had been paid out during the 2021 Fiscal Year.

No bonus payments have been considered or paid for the 2020 Fiscal Year.

In the first quarter of the 2022 Fiscal Year, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$32,430 ($25,866) for the 2021 Fiscal Year, which was paid to Dr. Matzen in Q1 2022. Dr. Matzen's salary was also increased to CA$241,500 effective January 1, 2022.

In the first quarter of 2023, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2022. Dr. Matzen's salary was increased to CA$258,405 effective January 1, 2023.

Nadine Paiement. Effective January 18, 2016, IntelGenx Corp., one of our wholly owned subsidiaries entered into an employment agreement with Ms. Paiement, our Vice President, Research and Development (the "Paiement Agreement"). The agreement is for an indefinite period of time. Under the agreement, Ms. Paiement is entitled to receive: (1) a minimum base salary of CA$125,000 per year; and (2) an annual bonus of up to 30% of base salary based upon the achievement of certain performance targets.

Pursuant to the Paiement Agreement, if Ms. Paiement is terminated for any reason other than for Cause (as defined in the Agreement), then she shall (i) receive a lump sum payment of the base salary that would have been payable for a 12-month period (the "Paiement Severance Period"), (ii) be entitled to continued participation in employee benefit plans ending on the earlier of the end of the Paiement Severance Period and receipt of equivalent plans of a subsequent employer, and (iii) receive payment of any accrued bonus. In addition, all unvested stock options shall vest immediately (collectively the "Paiement Termination Benefits").

On the occurrence of a Change in Control (as defined in the Paiement Agreement), Ms. Paiement may terminate the Paiement Agreement within a period of six months and we shall be required to provide her with the Paiement Termination Benefits. The Paiement Agreement contains non-competition and non-solicitation provisions for a period of twelve months on termination of the Paiement Agreement for any reason, whether voluntary or involuntary.

In the first quarter of 2017, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$29,405 ($22,183) for fiscal year 2016, which was paid to Ms. Paiement in Q1 2017. Ms. Paiement's salary was also increased to CA$150,000 effective January 1, 2017.

Following the recommendation of the Compensation Committee, Ms. Paiement's salary was increased to CA$175,000 effective January 1, 2018. On November 28, 2018, the Board, on the recommendation of the Compensation Committee, approved a one-time cash bonus of CA$16,200 ($12,503) for fiscal year 2017.

In the first quarter of 2019, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$27,778 ($21,439) for fiscal year 2018, which was paid to Ms. Paiement in Q1 2019. Ms. Paiement's salary was also increase to CA$180,000 effective January 1, 2019.

In the first quarter of 2020, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2019. Ms. Paiement's salary was increased to CA$188,000 effective January 1, 2020.

Effective May 4, 2020, IntelGenx Corp. implemented a compensation deferral program for all employees and directors, due to the uncertainties caused by the ongoing COVID-19 pandemic, recent developments and in general, in order to preserve cash until we are able to secure additional capital to assist with long-term stability. As part of the program, $19,409 of Ms. Paiement's 2020 salary had been deferred but is included in the compensation table. The program has been terminated and all deferred salaries had been paid out during the 2021 Fiscal Year.

No bonus payments have been considered or paid for the 2020 Fiscal Year.

In the first quarter of the 2022 Fiscal Year, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$16,920 ($13,495) for the 2021 Fiscal Year, which was paid to Ms. Paiement in Q1 2022. Ms. Paiement's salary was also increased to CA$197,400 effective January 1, 2022.

In the first quarter of 2023, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2022. Ms. Paiement's salary was increased to CA$211,218 effective January 1, 2023.

Tommy Kenny. Effective January 11, 2021, IntelGenx Corp., one of our wholly owned subsidiaries entered into an employment agreement with Mr. Kenny, our Vice President, IP and Legal Affairs, General Counsel (the "Kenny Agreement"). The agreement is for an indefinite period of time. Under the agreement, Mr. Kenny is entitled to receive: (1) a minimum base salary of CA$150,000 per year; and (2) an annual bonus of up to 30% of base salary based upon the achievement of certain performance targets.

Pursuant to the Kenny Agreement, if Mr. Kenny is terminated for any reason other than for Cause (as defined in the Kenny Agreement), then he shall (i) receive a lump sum payment of the base salary that would have been payable for a 12-month period (the "Kenny Severance Period"), (ii) be entitled to continued participation in employee benefit plans ending on the earlier of the end of the Kenny Severance Period and receipt of equivalent plans of a subsequent employer, and (iii) receive payment of any accrued bonus. In addition, all unvested stock options shall vest immediately (collectively the "Kenny Termination Benefits").

On the occurrence of a Change in Control (as defined in the Kenny Agreement), Mr. Kenny may terminate the Kenny Agreement within a period of six months and we shall be required to provide her with the Kenny Termination Benefits. The Kenny Agreement contains non-competition and non-solicitation provisions for a period of twelve months on termination of the Kenny Agreement for any reason, whether voluntary or involuntary.

In the first quarter of 2022, following the recommendation of the Compensation Committee, the Board approved a one-time cash bonus of CA$22,912($18,275) for fiscal year 2021, which was paid to Mr. Kenny in Q1 2022. Mr. Kenny's salary was also increase to CA$183,750 effective January 1, 2022.

In the first quarter of 2023, following the recommendation of the Compensation Committee, the Board agreed that there would be no cash bonuses for fiscal year 2022. Mr. Kenny's salary was increased to CA$196,613 effective January 1, 2023.

Pay Versus Performance

The following table presents, for each of the two most recent fiscal years:

  total compensation, as calculated in the Summary Compensation Table, for our CEO and an average for our other Named Executive Officers ("NEOs");
  compensation actually paid ("CAP") to the NEOs, an SEC prescribed calculation which adjusts total compensation for the items described below and which does not equate to realized compensation;
  our cumulative total shareholder return since the last trading day before the earliest year presented; and
  our net income.

This section should be read in conjunction with the Compensation Discussion and Analysis, which includes additional discussion of the objectives of our executive compensation program and how they are aligned with the Company's financial performance.

Pay Versus Performance Table

Included in the table below is the annual compensation paid to our executives and our financial performance for each of the two previous fiscal years.

Year	Summary Compensation Table Total for Principal Executive Officer ($)[1]	Compensation Actually Paid to Principal Executive Officer ($)	Average Summary Compensation Table Total for Other Named Executive Officers ($)[2]	Average Compensation Actually Paid to Other Named Executive Officers ($)	Value of Initial Fixed $100 Investment Based on: Total Shareholder Return ($)[3]	Net Income (loss) ($)
2022	260,264	251,374	180,137	172,995	56	(10,690,000)
2021	318,167	356,962	207,253	231,279	163	(9,312,000)

(1) For the years 2022 and 2021, this is the total compensation, as depicted in the Summary Compensation Table above, for CEO, Dr. Horst G. Zerbe, our Principal Executive Officer.

(2) For the years 2022 and 2021, this is the average total compensation, as depicted in the Summary Compensation Table above, for the following executives: Andre Godin, Dana Matzen, Nadine Paiement and Tommy Kenny.

(3) The value is based on a fixed investment of one hundred dollars in our common stock measured from the market close on December 31, 2020 (the last trading day of 2020) through and including the end of the fiscal year for each year reported in the table, and reinvestment of all dividends during such period.

To calculate CAP to the Chief Executive Officer and the average CAP to the other NEOs, the following amounts were deducted from and added to total compensation, as depicted in the Summary Compensation Table:

	Summary Compensation Total ($)	Deductions	Additions
Year		Amounts Reported in the Summary Compensation Table for Stock Awards ($)[4]	Fair Value of Stock Awards as Determined in Accordance with the SEC's CAP(4)	Compensation Actually Paid ($)(5)
Principal Executive Officer
2022	260,264	0	-8,890	251,374
2021	318,167	0	38,795	356,962
Average for Other NEOs
2022	180,137	0	-7,142	172,995
2021	207,253	6,329	30,355	231,279

(4) Represents the grant date fair value of equity-based awards granted each year.

(5) Reflects the value of equity calculated in accordance with the SEC methodology for determining CAP for each year shown.  The equity component of CAP for fiscal years 2022 and 2021 are detailed in the supplemental tables below.

Supplemental Tables

PEO Equity Component of CAP for FY2022 and 2021:

Fiscal Year	Equity	Fair Value of Current Year Equity Awards at 12/31 (a)	Change in Value of Prior Years' Awards Unvested at 12/31 (b)	Change in Value of Prior Years' Awards That Vested (c)	Equity Value Included in CAP (d) = (a) + (b) + (c)
2022	Stock options	$0	$0	-$8,890	-$8,890
2021	Stock options	$0	$12,710	$26,085	$38,795

    Average for Other NEOs Equity Component of CAP for FY2022 and 2021:

Fiscal Year	Equity Type	Fair Value of Current Year Equity Awards at 12/31 (a)	Change in Value of Prior Years' Awards Unvested at 12/31 (b)	Change in Value of Prior Years' Awards That Vested (c)	Equity Value Included in CAP (d) = (a) + (b) + (c)
2022	Stock options	$0	-$1,121	-$6,021	-$7,142
2021	Stock options	$7,312	$7,555	$15,488	$30,355

The fair value of options granted has been estimated according to the Black-Scholes valuation model and is based on the assumptions outlined below:

Grant Year	2020
Measurement Date	12/31/2020	05/23/2021	11/23/2021	12/31/2021	05/23/2022	11/23/2022
Exercise price	0.27	0.27	0.27	0.27	0.27	0.27
Share price	0.22	0.48	0.55	0.36	0.33	0.16
Expected volatility	77%	78%	80%	81%	81%	87%
Expected life (in years)	5.63	5.63	5.63	5.63	5.63	5.63
Risk-free interest rate	0.36%	0.84%	1.33%	1.26%	2.88%	3.88%
Dividend yield	Nil	Nil	Nil	Nil	Nil	Nil

Grant Year	2021
Measurement Date	01/11/2021	12/31/2021	07/11/2022	12/31/2022
Exercise price	0.27	0.27	0.27	0.27
Share price	0.26	0.36	0.15	0.20
Expected volatility	79%	81%	84%	90%
Expected life (in years)	5.63	5.63	5.63	5.63
Risk-free interest rate	0.50%	1.26%	3.05%	3.99%
Dividend yield	Nil	Nil	Nil	Nil

Compensation Actually Paid Versus Company Performance

The graphs below depict the relationship between each of the financial performance measures in the pay versus performance table above and CAP to our CEO and, on average, to our other NEOs, for each the two years ended December 31, 2022.

Incentive Plan Awards

The following table presents information regarding the outstanding equity awards held by each of the named officers as of December 31, 2022, including the vesting dates for the portions of these awards that had not vested as of that date.

OUTSTANDING EQUITY AWARDS AT FISCAL YEAR-END

Name (a)	Number of Securities Underlying Unexercised Options (#) (b)		Number of Securities Underlying Unexercisable Options (#) (c)		Equity Incentive Plan Awards: Number of Securities Underlying Unexercised Unearned Options (#) (d)	Option Exercise Price ($) (e)	Option Expiration Date (f)
Horst G. Zerbe	179,808	(1)	NIL		NIL	0.77	Aug. 27, 2027
	200,000	(1)	NIL		NIL	0.76	June 10, 2028
	200,000	(1)	NIL		NIL	0.27	Nov. 22, 2030
Andre Godin	600,000	(2)	NIL		NIL	0.58	July 20, 2025
	59,970	(2)	NIL		NIL	0.77	Aug. 27, 2027
	200,000	(2)	NIL		NIL	0.76	June 10, 2028
	200,000	(2)	NIL		NIL	0.27	Nov. 22, 2030
Dana Matzen(6)	200,000	(3)	NIL		NIL	0.73	Sep. 14 ,2026
	59,970	(3)	NIL		NIL	0.77	Aug. 27, 2027
	100,000	(3)	NIL		NIL	0.76	June 10, 2028
	100,000	(3)	NIL		NIL	0.27	Nov. 22, 2030
Nadine Paiement	75,000	(4)	NIL		NIL	0.41	Jan. 18, 2021
	59,970	(4)	NIL		NIL	0.77	Aug. 27, 2027
	100,000	(4)	NIL		NIL	0.76	June 10, 2028
	100,000	(4)	NIL		NIL	0.27	Nov. 22, 2030
Tommy Kenny	25,000	(5)	NIL		NIL	0.66	April 9, 2028
	75,000	(5)	NIL		NIL	0.27	Nov. 22, 2030
	112,500	(5)	37,500	(5)	NIL	0.27	Jan. 10, 2031

Footnotes:

(1) On August 28, 2017 the Board approved the grant of 179,808 options to purchase Common Stock to Dr. Zerbe. The options vested over two years, all of which were exercisable as of year-end 2021. On June 11, 2018 the Board approved the grant of 200,000 options to purchase Common Stock to Dr. Zerbe. The options vest over two years, all of which were exercisable as of year-end 2021. On November 23, 2020 the Board approved the grant of 200,000 options to purchase Common Stock to Dr. Zerbe. The options vest over two years, all of which were exercisable as of year-end 2022.

(2) On July 20, 2015, the Board approved the grant of 600,000 options to purchase Common Stock to Mr. Andre Godin. In July 2020 the Board approved to extent the expiry period of these options until 2025.The options vested over two years, all of which were exercisable as of year-end 2021. On August 28, 2017 the Board approved the grant of 59,970 options to purchase Common Stock to Mr. Godin. The options vested over two years, all of which were exercisable as of year-end 2020. On June 11, 2018 the Board approved the grant of 200,000 options to purchase Common Stock to Mr. Godin. The options vested over two years, all of which were exercisable as of year-end 2021. On November 23, 2020 the Board approved the grant of 200,000 options to purchase Common Stock to Mr. Godin. The options vest over two years, all of which were exercisable as of year-end 2022.

(3) On September 15, 2016, the Board approved the grant of 200,000 options to purchase Common Stock to Dr. Dana Matzen. The options vested over two years, all of which were exercisable as of year-end 2021. On August 28, 2017 the Board approved the grant of 59,970 options to purchase Common Stock to Dr. Matzen. The options vested over two years, all of which were exercisable as of year-end 2021. On June 11, 2018 the Board approved the grant of 100,000 options to purchase Common Stock to Dr. Matzen. The options vested over two years, all of which were exercisable as of year-end 2021. On November 23, 2021 the Board approved the grant of 100,000 options to purchase Common Stock to Dr. Matzen. The options vest over two years, all of which were exercisable as of year-end 2022.

(4) On January 19, 2016, the Board approved the grant of 75,000 options to purchase Common Stock to Ms. Nadine Paiement. The options vested over two years, all of which were exercisable as of year-end 2021. On August 28, 2017 the Board approved the grant of 59,970 options to purchase Common Stock to Ms. Paiement. The options vested over two years, all of which were exercisable as of year-end 2021. On June 11, 2018 the Board approved the grant of 100,000 options to purchase Common Stock to Ms. Paiement. The options vested over two years, all of which were exercisable as of year-end 2021. On November 23, 2020 the Board approved the grant of 100,000 options to purchase Common Stock to Ms. Paiement. The options vest over two years, all of which were exercisable as of year-end 2022.

(5) Prior to his appointment as Vice President IP and Legal Affairs, General Counsel, the Board approved the grant of 25,000 options to purchase Common Stock on April 10, 2018 to Mr. Kenny. The options vested over two years, all of which were exercisable as of year-end 2021. On November 23, 2020 the Board approved the grant of 75,000 options to purchase Common Stock. The options vest over two years, all of which were exercisable as of year-end 2022. On January 11, 2021 the Board approved the grant of 150,000 options to purchase Common Stock to Mr. Kenny. The options vest over two years, 112,500 of which were exercisable as of year-end 2022.

(6) As of March 10, 2023, Dr. Matzen is no longer employed by the Company.

Director Compensation

The following table sets forth compensation paid to each named Director during the 2022 Fiscal Year.

In addition, Directors are reimbursed for reasonable expenses incurred in their capacity as directors, including travel and other out-of-pocket expenses incurred in connection with meetings of the Board or any committee of the Board.

Name (a)		Fees Earned or Paid in Cash ($) (b)	Stock Awards ($) (c)	Option Awards ($) (d)	Non-Equity Incentive Plan Compensation ($) (e)	Non-Qualified Deferred Compensation Earnings ($) (f)	All Other Compensation ($) (g)	Total ($) (j)
Horst G. Zerbe		NIL	NIL	NIL	NIL	NIL	NIL	NIL
J. Bernard Boudreau	(1)(3)(4)	58,000	NIL	NIL	39,440	NIL	NIL	97,440
Bernd J. Melchers	(1)	43,500	NIL	NIL	39,440	NIL	NIL	82,940
John Marinucci	(7)	16,313	NIL	NIL	49,341(7	NIL	NIL	55,753
Clemens Mayr		36,000	NIL	NIL	39,440	NIL	NIL	75,440
Mark Nawacki	(2) (3)	39,750	NIL	NIL	39,440	NIL	NIL	79,190
Frank Stegert	(2)	NIL	NIL	NIL	NIL	NIL	NIL	NIL
Srinivas Rao	(3)	NIL	NIL	NIL	NIL	NIL	NIL	NIL
Monika Trzcinska	(1) (2) (8)	18,000	NIL	NIL	NIL	NIL	NIL	18,000

Footnotes:

(1) Audit Committee member. From January 1, 2022 - May 10, 2022 the Audit Committee consisted of Bernd J. Melchers, John Marinucci and Mark Nawacki.

(2) Compensation Committee member. From January 1, 2022 - May 10, 2022 the Compensation Committee consisted of J. Bernard Boudreau, John Marinucci, Clemens Mayr, Mark Nawacki and Srinivas Rao.

(3) CG&N Committee member. From January 1, 2022 - May 10, 2022 the CG&N Committee consisted of Horst G. Zerbe, J. Bernard Boudreau, Bernd J. Melchers, Clemens Mayr, Mark Nawacki and Frank Stegert.

(4) Vice Chairman of the Board

(5) Chairman of the Board

(6) Representatives of atai. Pursuant to the Purchaser Rights Agreement, two directors were appointed to the Board. In accordance with atai's policy no compensation was paid to these individuals by IntelGenx.

(7)  Mr. Marinucci seized to be a Director effective May 10, 2022. In accordance with the DSU Plan, accrued DSU cash compensation was paid out six month following his departure.

(8)  Dr. Trzcinska has been a Director of IntelGenx since May 10, 2022

Effective April 1, 2015, our Directors of the Board (except for the CEO) received an annual stipend of CA$36,000, the Vice Chairman of the Board received an additional stipend of CA$14,500 and each Chairman of a Board committee received an additional CA$7,500. Director fees are paid in quarterly installments at the beginning of each quarter. Effective January 2017, the currency of the Directors' compensation changed from Canadian dollars to U.S. dollars. The amounts remained the same. Subsequent to year end, the Board followed the recommendations of the compensation committee and resolved to increase both the annual stipend and Board committee fees by 7 % effective January 1, 2023.

In November 2016, the Board resolved to compensate non-employee directors for their efforts on special or ad hoc committees or for Board approved initiatives that fall outside the scope of customary director's duties. A daily (per 8 hours) per diem rate of $768 (CA$ 1,000) was established. The Audit Committee Chair needs to approve per diem charges submitted by directors. During the 2022 Fiscal Year, no charges were submitted or paid under the policy.

Effective February 7, 2018, the Board approved a DSU Plan to compensate non-employee directors as part of their annual remuneration. Under the DSU Plan, the Board may grant DSUs to the participating directors at its discretion and, in addition, each participating director may elect to receive all or a portion of his or her annual cash stipend in the form of DSUs. To the extent DSUs are granted, the amount of compensation that is deferred is converted into a number of DSUs, as determined by the market price of our Common Stock on the effective date of the election. These DSUs are converted back into a cash amount at the expiration of the deferral period based on the market price of our Common Stock on the expiration date and paid to the director in cash in accordance with the payout terms of the DSU Plan. As the DSUs are on a cash-only basis and no shares of Common Stock will be reserved or issued in connection with the DSUs, no approval was required from the security authorities or shareholders. During 2022, 108,696 DSUs valued at CA$50,000 (US$39,440) were awarded to each of the five non-employee directors.

At December 31, 2022 Mr. Boudreau, Mr. Melchers, Mr. Mayr and Mr. Nawacki held 50,000, 50,000, 50,000, and 125,000 vested options to purchase Common Stock, respectively. No options were granted to Mr. Stegert, Dr. Rao or Dr. Trzcinska.

Directors' and Officers' Liability Insurance

During the 2022 Fiscal Year, we carried Directors' and Officers' liability insurance at an approximate annual cost of $660,000 for an insured limited amount of $15 million.

Compensation Committee Report

The Compensation Committee has reviewed and discussed the Compensation Discussion and Analysis appearing in this document with management and based upon this review and discussion recommended to the Board that the Compensation Discussion and Analysis be included in this Proxy Statement and in our Annual Report on Form 10-K for the year ended December 31, 2022.

Respectfully submitted,

Mark Nawacki (Chairman)
Monika Trzcinska
Frank Stegert
Members of the Compensation Committee

CERTAIN RELATIONSHIPS AND RELATED PARTY TRANSACTIONS

Atai

Securities Purchase Agreement

Under a securities purchase agreement, atai agreed to purchase 37,300,000 shares of common stock of the Company and 22,380,000 warrants (the "Warrants") for aggregate gross proceeds of US$12,346,300. Each Warrant entitles atai to purchase one share of common stock at a price of US$0.35 for a period of three years from closing of the initial investment.  The securities purchase agreement also provides atai with the right to subscribe (in cash, or in certain circumstances, atai equity) for up to 130,000,000 additional units (the "Additional Units") for a period of three years from the closing of the initial investment. Each Additional Unit will be comprised of (i) one share of common stock and (ii) one half of one warrant (the "Additional Warrants"). The price for the Additional Units is (i) until the date which is 12 months following the closing, US$0.331 (subject to certain exceptions), and (ii) following the date which is 12 months following the closing, the lower of (A) a 20% premium to the market price on the date of purchase, and (B) US$0.50 if purchased in the second year following closing and US$0.75 if purchased in the third year following closing. Each Additional Warrant will entitle atai, for a period of three years from the date of issuance, to purchase one share of common stock (the "Additional Share") at the lesser of either (i) a 20% premium to the price of the corresponding Additional Unit, or (ii) the price per share under which shares of common stock of the Company are issued under convertible instruments that were outstanding on February 16, 2021 (the "Outstanding Convertibles"), the date on which the parties entered into a non-binding letter of intent to enter into a definitive securities purchase agreement, provided that atai may not exercise Additional Warrants to purchase more than the lesser of (x) 44,000,000 common shares of the Company, and (y) the number of shares of common stock issued by the Company under Outstanding Convertibles.

Under the securities purchase agreement, the Company also granted atai a pro-rata equity participation right for any issuances of new securities, subject to certain exceptions.

Following the initial closing, atai is holding approximately 21% (approximately 35% on a partially diluted basis) of the issued and outstanding shares of common stock of the Company and therefore became a new "Control Person" of the Company as such term is defined under applicable Canadian securities laws. Based on the number of issued and outstanding shares of common stock of the Company and outstanding convertible instruments on the date hereof, assuming the full exercise of its option to acquire the Additional Units and exercise of the Initial Warrants and Additional Warrants, atai would hold approximately 56% of the issued and outstanding shares of common stock of the Company on a fully diluted basis.

Strategic Development Agreement

Under a strategic development agreement, atai and IntelGenx Corp. cooperate to conduct research and development projects in areas relating to the parties' respective technologies. So long as atai maintains certain levels of its initial equity ownership in the Company, IntelGenx Corp. will work exclusively with atai in the field of compounds for the prevention or treatment of mental health diseases or disorders or compounds that have psychedelic, entactogenic and/or oneirophrenic properties, but excluding certain specific compounds and veterinary applications. The commercialization of any technologies that result from the research and development projects under the strategic development agreement will be subject to agreements to be negotiated, as well as to specified pricing and royalty terms for manufacturing conducted by IntelGenx or third parties.

Purchaser Rights Agreement

Under a purchaser rights agreement, atai has the right to appoint nominees in the same proportion to the number of Board members of the Company as the Shares then held by atai, registration rights, and financial and other information rights. On August 4, 2021, the Company appointed Srinivas G. Rao, M.D., Ph.D. and Frank Stegert to its Board of Directors. Subsequently, on May 10, 2022, Dr. Rao and Mr. Stegert were elected to the board by the shareholders of the Company.

The Company will have the right to terminate the purchaser rights agreement if atai ceases to own a certain amount of the Company's equity.

Term Loan

atai also granted to IntelGenx Corp. a secured loan in the amount of US$2,000,000 which was subsequently increased to US$2,500,000. The loan is guaranteed by the Company and secured by all of present and future fixed assets of IntelGenx Corp.

On September 15, 2021, the Company's wholly-owned subsidiary, IntelGenx Corp. entered into an amended and restated secured loan agreement with atai pursuant to which atai has made two additional term loans available to IntelGenx Corp. in the amount of U.S.$3,000,000 each, which will mature on January 5, 2024. The first loan was received on January 7, 2022 and the second loan was received on January 6, 2023. The Loan Agreement also extends the maturity date for the current loans, in an aggregate amount of U.S.$2,500,000, to January 5, 2024. The obligations under the loans are guaranteed by the Company.

Review, Approval or Ratification of Transactions with Related Persons

Although IntelGenx has not adopted formal procedures for the review, approval or ratification of transactions with related persons, we adhere to a general policy that such transactions should only be entered into if they are on terms that, on the whole, are no more favorable, or no less favorable, than those available from unaffiliated third parties and their approval is in accordance with applicable law. Such transactions require the approval of our Board. The term "related party transaction" refers to transactions required to be disclosed in our filings with the SEC pursuant to Item 404 of Regulation S-K.

Family Relationships

Horst G. Zerbe and Ingrid Zerbe are spouses.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

The following table sets forth certain information concerning the beneficial ownership of our shares of Common Stock by our directors and executive officers, and by each beneficial owner of five percent (5%) or more of our outstanding Common Stock. Based on information available to us, all persons named in the table have sole voting and investment power with respect to all shares of Common Stock beneficially owned by them, unless otherwise indicated. Beneficial ownership is determined in accordance with Rule 13d-3 under the Exchange Act. In computing the number of shares beneficially owned by a person or a group and the percentage ownership of that person or group, shares of our Common Stock subject to options, warrants, convertible debentures and restricted share units currently exercisable or exercisable within 60 days after the date of this Proxy Statement are deemed outstanding, but are not deemed outstanding for the purpose of computing the percentage of ownership of any other person. Applicable percentage ownership is based upon 174,646,197 shares of Common Stock outstanding as of March 28, 2023. Unless otherwise indicated, the address of each of the named persons is care of IntelGenx Technologies Corp., 6420 Abrams, Ville St-Laurent, Quebec, H4S 1Y2.

Name and Address of Owner	Amount and Nature of Beneficial Ownership		Percent of Class
Dr. Horst G. Zerbe(1)	5,217,420.5	(1)	2.99%
Ingrid Zerbe(2)	5,843,459.5	(2)	3.35%
Bernard J. Boudreau (3)	225,000	(3)	*
Bernd Melchers(4)	170,000	(4)	*
Andre Godin(5)	1,414,173	(5)	*
Clemens Mayr(6)	50,000	(6)	*
Nadine Paiement(7)	319,970	(7)	*
Mark Nawacki(8)	125,000	(9)	*
Tommy Kenny(9)	388,500	(10)	*
Frank Stegert	0		*
Dr. Srinivas Rao	0		*
Dr. Monika Trzcinska	0		*
Dr. David Kideckel	0		*
Atai Life Science AG(10)	59,680,000	(11)	34.19%
All directors, officers and +5% beneficial owner as a group (14 persons)	73,433,523		42.05%

Footnotes:

* Less than 1%.

(1) In connection with the acquisition of IntelGenx in 2006, Dr. Zerbe became our President, Chief Executive Officer and Director and acquired 4,709,643.5 exchangeable shares of our Canadian holding corporation 6544631Canada Inc., a Canadian special purpose corporation which wholly owns IntelGenx Corp. (the "Exchangeable Shares"). The 4,709,643.5 Exchangeable Shares are exchangeable, on a one-for-one basis, into shares of common stock of IntelGenx Technologies Corp. at Dr.  Zerbe's discretion. On July 28, 2011 Dr. Zerbe exchanged 470,964 of the exchangeable shares into shares of Common Stock of IntelGenx Technologies Corp. In January of 2013, Dr. Zerbe sold 250,000 of those shares of Common Stock on the open market. In April and August of 2015, Dr. Zerbe sold 60,000 and 36,900 of those Shares of Common Stock respectively on the open market. Prior to exchanging the Exchangeable Shares for shares of common stock, Dr. Zerbe has the right to vote the remaining 4,238,679.5 shares of Common Stock which are currently held in trust on behalf of Dr. Zerbe. All of the 4,362,743.5 shares of Common Stock have not been registered for resale at this time. On August 28, 2017, Dr. Zerbe received 179,908 options to purchase Common Stock at an exercise price of $0.77. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On June 11, 2018, 200,000 options to purchase Common Stock at an exercise price of $0.76 were granted to Dr. Zerbe. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On December 24, 2018 the board awarded 30,769 restricted shares units ("RSUs") to Dr. Zerbe, which vested immediately and are exercisable into 30,769 shares of Common Stock. On November 23, 2020, 200,000 options to purchase Common Stock at an exercise price of $0.27 were granted to Dr. Zerbe. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 29, 2023, 150,000 options to purchase Common Stock at an exercise price of $0.24 were granted to Dr. Zerbe. The options vest over four years, 25% every year, each vesting subject to acceleration upon the Common Stock achieving a specified price per share. None of these stock options are exercisable within 60 days of this filing. Also on January 29, 2023, the board awarded 125,000 performance restricted share units ("PRSUs") to Dr. Zerbe. Each performance right represents a contingent right to receive one share of Common Stock. The performance rights vest upon the Common Stock achieving a specified price per share. None of the PRSUs are exercisable within 60 days of this filing.

(2) In connection with the acquisition of IntelGenx in 2006, Mrs. Zerbe became our Corporate Secretary and our Director of Finance and Administration and acquired 4,709,643.5 Exchangeable Shares. In June of 2009 Mrs. Zerbe acquired 1,021,713 Exchangeable Shares from Joel Cohen in a private transaction. The 5,731,356.5 Exchangeable Shares are exchangeable, on a one-for-one basis, into shares of common stock of IntelGenx Technologies Corp. at Mrs. Zerbe's discretion. On July 28, 2011 Mrs. Zerbe exchanged 573,135 of the exchangeable shares into shares of Common Stock of IntelGenx Technologies Corp. In January of 2013 Mrs. Zerbe sold 250,000 of those shares of Common Stock on the open market. In April and August of 2015, Mrs. Zerbe sold 86,900 and 163,100 of those shares of Common Stock respectively on the open market. Prior to exchanging the Exchangeable Shares, Mrs. Zerbe has the right to vote the remaining 5,158,221.5 shares of Common Stock which are currently held in trust on behalf of Ingrid Zerbe. All of the 5,231,356.5 shares of Common Stock have not been registered for resale at this time. On January 29, 2023, 25,000 options to purchase Common Stock at an exercise price of $0.24 were granted to Mrs. Zerbe. The options vest over four years, 25% every year, each vesting subject to acceleration upon Issuer's common stock achieving a specified price per share. None of these stock options are exercisable within 60 days of this filing. Also on January 29, 2023, the board awarded 40,000 PRSUs to Mrs. Zerbe. Each performance right represents a contingent right to receive one share of Common Stock. The performance rights vest upon the Common Stock achieving a specified price per share. None of the PRSUs are exercisable within 60 days of this filing

(3) Mr. Boudreau's beneficial ownership includes 50,000 options to purchase shares of Common Stock at an exercise price of $0.89 granted to Mr. Boudreau on January 18, 2017. The options vested immediately and are exercisable at the time of this filing.

(4) Mr. Melcher's beneficial ownership includes 50,000 options to purchase shares of Common Stock at an exercise price of $0.89, granted to Mr. Melchers on January 18, 2017. The options vested immediately and are exercisable at the time of this filing.

(5)  Mr. Godin's beneficial ownership consists of 600,000 options to purchase Common Stock at an exercise price of $0.58, granted July 20, 2015. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On August 28, 2017, Mr. Godin received 59,970 options to purchase Common Stock at an exercise price of $0.77. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On July 12, 2017, Andre Godin acquired 20,000 8% Convertible Debentures, which are fully exercisable into 40,000 shares of Common Stock within 60 days of this filing. On May 8, 2018, Mr. Godin participated in the Company's private placement offering and acquired debentures notes which are convertible into 22,727 shares of Common Stock. On June 11, 2018, 200,000 options to purchase Common Stock at an exercise price of $0.76 were granted to Mr. Godin. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On December 24, 2018 the board awarded 23,077 RSUs to Mr. Godin, which vested immediately and are exercisable into 23,077 shares of Common Stock. On November 23, 2020, 200,000 options to purchase Common Stock at an exercise price of $0.27 were granted to Mr. Godin. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 29, 2023, 135,000 options to purchase Common Stock at an exercise price of $0.24 were granted to Mr. Godin. The options vest over four years, 25% every year, each vesting subject to acceleration upon Issuer's common stock achieving a specified price per share. None of these stock options are exercisable within 60 days of this filing. Also on January 29, 2023, the board awarded 100,000 PRSUs to Mr. Godin. Each performance right represents a contingent right to receive one share of Common Stock. The performance rights vest upon the Common Stock achieving a specified price per share. None of the PRSUs are exercisable within 60 days of this filing.

(6) Mr. Mayr's beneficial ownership consists of 50,000 options to purchase Common Stock at an exercise price of $0.89, granted on January 18, 2017. The options vested immediately and are exercisable at the time of this filing.

.

(7) Ms. Paiement's beneficial ownership includes 59,970 options to purchase Common Stock at an exercise price of $0.77 granted on August 28, 2017. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On June 11, 2018, 100,000 options to purchase Common Stock at an exercise price of $0.76 were granted to Ms. Paiement. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On November 23, 2020, 100,000 options to purchase Common Stock at an exercise price of $0.27 were granted to Ms. Paiement. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 29, 2023, 25,000 options to purchase Common Stock at an exercise price of $0.24 were granted to Ms. Paiement. The options vest over four years, 25% every year, each vesting subject to acceleration upon Issuer's common stock achieving a specified price per share. None of these stock options are exercisable within 60 days of this filing. Also on January 29, 2023, the board awarded 40,000 PRSUs to Ms. Paiement. Each performance right represents a contingent right to receive one share of Common Stock. The performance rights vest upon the Common Stock achieving a specified price per share. None of the PRSUs are exercisable within 60 days of this filing.

(8) Mr. Nawacki's beneficial ownership consists of 75,000 options to purchase Common Stock at an exercise price of $0.73, granted September 15, 2016. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 18, 2017, 50,000 options to purchase Common Stock at an exercise price of $0.89 were granted to Mr. Nawacki. The options vested immediately and are exercisable at the time of this filing.

(9) Mr. Kenny's beneficial ownership includes options to purchase Common Stock which he received while he was holding varies positions at IntelGenx Corp. prior to his appointment as VP, IP and Legal Affairs, General Counsel. On April 10, 2018, 25,000 options to purchase Common Stock at an exercise price of $0.66 were granted to Mr. Kenny. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On November 23, 2020, 75,000 options to purchase Common Stock at an exercise price of $0.27 were granted to Mr. Kenny. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 11, 2021, 150,000 options to purchase Common Stock at an exercise price of $0.27 were granted to Mr. Kenny. The options vested over two years, 25% every six months, all of which are exercisable within 60 days of this filing. On January 29, 2023, 50,000 options to purchase Common Stock at an exercise price of $0.24 were granted to Mr. Kenny. The options vest over four years, 25% every year, each vesting subject to acceleration upon Issuer's common stock achieving a specified price per share. None of these stock options are exercisable within 60 days of this filing. Also on January 29, 2023, the board awarded 50,000 PRSUs to Mr. Kenny. Each performance right represents a contingent right to receive one share of Issuer's common stock. The performance rights vest upon Issuer's common stock achieving a specified price per share. None of the PRSUs are exercisable within 60 days of this filing.

(10) Atai Life Science's beneficial ownership includes warrants to purchase 22,380,000 of Common Stock at an exercise price of $0.35, which were acquired in a private placement on May 14, 2021.

Equity Compensation Plan Information

	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted-average exercise price of outstanding options, warrants and rights(3)	Number of securities remaining available for future issuance under equity compensation plans (excluding securities reflected in column (a))
	(a)	(b)	(c)
Equity Compensation Plans Approved by Security Holders	4,541,164(1)(2)	$0.55	10,266,394(4)
Equity Compensation Plans Not Approved by Security Holders	0	-	0
Total	4,541,164	$0.55	10,266,394

Footnotes:

(1) Includes shares of our Common Stock issuable pursuant to options granted under the 2006, 2016 and 2022 versions of the Stock Option Plans and RSUs awarded under our PRSU Plan.

(2) At the 2022 Annual Meeting of Shareholders, shareholders approved the 2022 Amended and Restated Stock Option Plan, which was adopted by the Board on March 21, 2022.

(3) The weighted average exercise price excludes RSUs, which have no exercise price.

(4) Represents the maximum number of shares of our Common Stock available for grants under the 2022 Amended and Restated Stock Option Plan as of December 31, 2022. No registration statement has been filed for the additional 6,117,382 shares of common stock that were available to be granted under the 2016 Stock Option Plan (now known as the SOP) pursuant to the amendments from July 2020 and May 2022.

2022 Amended and Restated Stock Option Plan

The 2016 Stock Option Plan was adopted by the Board in order to make the terms of the Company's stock option plan more consistent with the requirements of the TSX Venture Exchange and to remove certain provisions which would have enabled the Company to grant incentive stock options in compliance with Section 422 of the Internal Revenue Code. The 2016 Stock Option Plan permits the granting of options to officers, employees, directors and eligible consultants of the Company. A total of 6,361,525 shares of Common Stock were reserved for issuance under this plan, which includes stock options granted under the previous 2006 Stock Option Plan. In August 2018, the Board approved the amendment of the 2016 Stock Option Plan to increase the total number of shares of Common Stock reserved under the plan to 9,347,747 and in July 2020, the number of shares reserved was increased to 11,025,965. Options may be granted under the 2016 Stock Option Plan on terms and at prices as determined by the Board except that the options cannot be granted at less than the market closing price of the Common Stock on the TSX Venture Exchange on the date prior to the grant. Each option will be exercisable after the period or periods specified in the option agreement, but no option may be exercised after the expiration of 10 years from the date of grant. The 2016 Stock Option Plan provides the Board with more flexibility when setting the vesting schedule for options which was otherwise fixed in the 2006 Stock Option Plan. On March 21, 2022, the Board adopted further amendments to the 2016 Stock Option Plan, which were approved by shareholders at the 2022 Annual Meeting of Shareholders.

PRSU Plan

The PRSU Plan was approved by Shareholders at the 2018 annual meeting on May 7, 2018. The primary purpose of this PRSU Plan is to provide the Company with a share-related mechanism to attract, retain and motivate qualified executive officers and senior managers of the Company and its Subsidiaries and to reward such officers and senior managers for their contributions toward the long-term goals and success of the Company and to enable and encourage such officers and senior managers to acquire shares of Common Stock as long-term investments and proprietary interests in the Company.

The PRSU Plan permits the Board to grant RSU awards to employees, consultants or directors of the Company and Performance Share Unit ("PSU") awards to employees and consultants of the Company. In each case, the award of RSUs or PSUs are subject to restrictions in connection with the termination of employment, engagement or term in office. The Board may, in its sole discretion, grant the majority of the awards to insiders of the Company. The number of shares of Common Stock reserved for issuance under this plan is equal to a number that: (a) does not exceed 1,000,000 shares if, and for so long as the Company was listed on the TSX Venture Exchange, or (b) 2.5% of the issued and outstanding Common Stock of the Company, since the Company is listed on the Toronto Stock Exchange. The Board has the authority to condition the grant of RSUs or PSUs upon the attainment of specified performance goals, or such other factors (which may vary between awards) as the Board determines in its sole discretion. The Board has the authority to determine at the time of grant, in its sole discretion, the duration of the vesting period and other vesting terms applicable to the grant of RSUs or PSUs. In the case of PSUs, such awards may be adjusted in accordance with the applicable PSU award agreement.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD

The Audit Committee reviewed and discussed the information contained in the 2022 first, second, third and fourth quarter earnings announcements with management of the Company and independent registered public accounting firm prior to public release. They also reviewed and discussed the information contained in the 2022 first, second and third quarters' Forms 10-Q and full year Form 10-K with management of the Company and independent registered public accounting firm, including the matters required to be discussed by the applicable requirements of the Public Company Accounting Oversight Board ("PCAOB") and the SEC, prior to filing with the SEC. In addition, the Audit Committee met regularly with management, and the independent registered public accounting firm on various financial and operational matters, including to review plans and scope of audits and audit reports and to discuss necessary action.

In connection with the Company's fiscal 2022 audited consolidated financial statements, the Audit Committee has:

• reviewed and discussed with management the Company's audited consolidated financial statements as of and for the 2022 Fiscal Year;

• discussed with the Company's independent auditors the matters required to be discussed by Statement on Auditing Standards No. 114, The Auditor's Communication with those Charged with Governance, and SEC rule 2-07; and

• received and reviewed the written disclosures and the letter from the Company's independent accountants required by applicable requirements of the PCAOB in Rule 3526, and has discussed with the independent accountant its independence.

Based on the reviews and discussions referred to above, the Audit Committee recommended to the Board, and the Board approved, that the audited consolidated financial statements referred to above be included in the Company's Annual Report on Form 10-K for the 2022 Fiscal Year filed with the SEC.

Respectfully submitted,

Bernd J. Melchers (Chairman)
Bernard J. Boudreau
Monika Trzcinska, Ph.D.

Members of the Audit Committee

PROPOSAL 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTANTS

General

The Audit Committee of the Board has engaged Richter LLP to serve as the Company's independent registered public accountants for the fiscal year ending December 31, 2023. Richter, LLP was engaged as the Company's independent auditors on June 15, 2006, following the acquisition of IntelGenx Corp., our subsidiary.

Audit Fees

The following table sets forth, for each of the years indicated, the fees billed by our independent public accountants, Richter, LLP, for the fiscal years ended December 31, 2022 and 2021, and includes fees billed to our Canadian subsidiary, as well as fees for all necessary financial reviews in connection with our regulatory filings.

Audit and Non-Audit Fees

	2022	2021
Audit Fees (1)	$88,727	73,702
Audit-Related Fees (2)	$0	0
Tax Fees (3)	$10,639	11,281
All Other Fees	$0	0
Total	$99,366	84,983

Footnotes:

(1) Audit fees are fees for services provided in connection with the audits of the Company's annual financial statements and reviews of interim quarterly financial statements, as well as audit services provided in connection with other statutory and regulatory filings.

(2) Audit-related fees are aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit or review of the financial statements and are not otherwise reported as Audit fees.

(3) Tax fees are aggregate fees billed for professional services rendered for tax compliance, tax advice, and tax planning.

Our auditors will be available at the Meeting to respond to appropriate questions. If our auditors indicate a desire to make a statement at our Meeting, they would be permitted to do so.

Shareholder Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 2 TO RATIFY THE APPOINTMENT OF RICHTER LLP.

PROPOSAL 3

ADVISORY VOTE ON NAMED EXECUTIVE OFFICER COMPENSATION

General

Section 14A of the Exchange Act requires that the Company include in this Proxy Statement for the Meeting a non-binding, advisory shareholder vote to approve the compensation of the Company's Named Executive Officers as described in the above under "Directors and Executive Officer's" and "Executive Compensation" set forth in the Proxy Statement.

This proposal, commonly known as a "say-on-pay" proposal, is a non-binding vote, but gives shareholders the opportunity to express their views on the compensation of the Company's named executive officers. This vote is not intended to address any specific item of compensation, but rather the overall compensation of the named executive officers. The next advisory vote shall occur next year.

Accordingly, the following resolution is submitted for shareholder vote at the Meeting:

RESOLVED, that the shareholders of IntelGenx Technologies Corp. approve, on an advisory basis, the compensation of its named executive officers as disclosed in the Proxy Statement for the Meeting held May 9, 2023, pursuant to Item 402 of Regulation S-K for smaller reporting companies is hereby approved.

As an advisory vote, this proposal is not binding on the Board. However, the Compensation Committee, which is responsible for designing and administering the Company's executive compensation program, values the opinions expressed by shareholders in their vote on this proposal and will consider the outcome of the vote when making future compensation decisions for named executive officers.

Shareholder Vote Required

THE BOARD UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THIS PROPOSAL 3.

GENERAL AND OTHER MATTERS

Management knows of no matters other than the matters described above that will be presented to the Meeting. However, if any other matters properly come before the Meeting, or any of its postponements or adjournments, the person or persons voting the proxies will vote them in accordance with their best judgment on such matters.

SOLICITATION OF PROXIES

The Company is making the solicitation of proxies and will bear the costs associated therewith. Solicitations will be made by mail or electronically.

SHAREHOLDER PROPOSALS

Any shareholder proposals, including shareholder nominees for directors, to be considered for inclusion in our proxy materials for the 2024 annual meeting of shareholders must be received at our principal executive office at 6420 Abrams, Ville Saint Laurent, Quebec H4S 1Y2, Canada no later than November 30, 2023. In connection with any matter to be proposed by a shareholder at the Meeting, but not proposed for inclusion in our proxy materials, the proxy holders designated by us for that meeting may exercise their discretionary voting authority with respect to that shareholder proposal if appropriate notice of that proposal is not received by us at our principal executive office by February 13, 2024.

For contested director elections held after August 31, 2022, both the Company and dissident Shareholders presenting their own nominees will distribute universal proxy cards that include all director nominees. To comply with the universal proxy rules, Shareholders who intend to solicit proxies in support of director nominees other than the Company's nominees must provide advance notice that sets forth the information required by Rule 14a-19 under the Securities Exchange Act of 1934, to our principal office, 6420 Abrams, Ville St. Laurent, Quebec H4S 1Y2, Attn: Corporate Secretary, no later than March 7, 2024.

WHILE YOU HAVE THE MATTER IN MIND, PLEASE VOTE BY INTERNET OR COMPLETE, SIGN AND RETURN THE ENCLOSED PROXY CARD.

BY ORDER OF THE BOARD OF DIRECTORS,

/s/ Horst Zerbe

Dr. Horst G. Zerbe, Chairman

NOTICE OF INTERNET AVAILABILITY OF

PROXY MATERIALS

The Annual Meeting of Shareholders of

IntelGenx Technologies Corp.

will be held virtually on May 9, 2023, at 11:00 AM

PROXY STATEMENT, 2022 ANNUAL REPORT TO SHAREHOLDERS, AND PROXY CARD ARE AVAILABLE AT:

www.annualgeneralmeetings.com/igxt2023

Dear Shareholder:

The Annual Meeting of Shareholders of IntelGenx Technologies Corp, to be held virtually on May 9, 2023 at 11:00 AM , has been called to consider and act upon the following matters:

1. To elect eight (8) directors to serve until the next Annual Meeting of Shareholders or, in case until their successors have been duly elected and qualified.

2. To ratify the selection of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2023.

3. Advisory vote on executive compensation.

Our Board of Directors recommends a vote "FOR" all director nominees and "FOR" Proposals 2 and 3.

Complete proxy materials, including the Proxy Statement, 2022 Annual Report to Shareholders, and proxy card, are available to you on-line at www.annualgeneralmeetings.com/igxt2023 or upon your request by e-mail or first-class mail. We encourage you to access and review all of the important information contained in the proxy materials before voting.

You may vote online or by mail following the instructions in the Proxy Statement. If you wish to vote online, you will need your "Shareholder Control Number" (which can be found in the bottom right hand corner of this notice) and the web address, all of which will be included with or on the proxy card located on the Internet website stated above or mailed to you at your request. No other personal information will be required in order to vote in this manner. If you wish to vote by mail, simply print out the proxy card located on the Internet website stated above, mark the proxy card accordingly, print the full name/ registration as it appears on your shares, sign and return it to us at the address indicated on the proxy card.

Control Number:

Important Notice Regarding the Availability
of Proxy Materials for the Shareholder Meeting
To Be Held on May 9, 2023:

(1) This is not a ballot. You cannot use this notice to vote your shares. This communication presents only an overview of the more complete proxy materials that are available to you on the Internet. We encourage you to access and review all of the important information contained in the proxy materials before voting.

(2) The Proxy Statement, 2022 Annual Report to Shareholders, and proxy card are available at www.annualgeneralmeetings.com/igxt2023.

(3) If you want to receive a paper or e-mail copy of these documents for this Annual Meeting and future annual shareholder meetings, you must request one. There is no charge to you for requesting a copy. Please make your request for a copy as instructed below on or before April 25, 2023 to facilitate timely delivery.

To request a paper or email copy of these documents, either:

Call our toll-free number - 1-800-785-7782; or

Visit our website at www.annualgeneralmeetings.com/igxt2023; or

Send us an email at cs@pacificstocktransfer.com

Please clearly identify the documents you are requesting, our Company name, and your name along with the Shareholder Control Number located in the lower right hand corner of this notice and the name and address to which the materials should be mailed or emailed, as applicable.

By Order of the Board of Directors

Control Number:

Your **Vote** Counts!

INTELGENX TECHNOLOGIES CORP.

2023 Annual Meeting

Vote by May 08, 2023
11:59 PM ET

GENERAL BROKER

Hextone, Inc.
P.O. Box 9142
Farmingdale, NY 11735

1 OF 2
322,224
148,294

Ricky Campana
P.O. Box 123456
Suite 500
51 Mercedes Way
Edgewood, NY 11717

30#

FLASHID-JOB#

You invested in INTELGENX TECHNOLOGIES CORP. and it's time to vote!

You have the right to vote on proposals being presented at the Annual Meeting. **This is an important notice regarding the availability of proxy material for the shareholder meeting to be held on May 09, 2023.**

Get informed before you vote

View the Notice & Proxy Statement, Annual Report online OR you can receive a free paper or email copy of the material(s) by requesting prior to April 25, 2023. If you would like to request a copy of the material(s) for this and/or future shareholder meetings, you may (1) visit www.ProxyVote.com, (2) call 1-800-579-1639 or (3) send an email to sendmaterial@proxyvote.com. If sending an email, please include your control number (indicated below) in the subject line. Unless requested, you will not otherwise receive a paper or email copy.

For complete information and to vote, visit **www.ProxyVote.com**

Control # XXXX XXXX XXXX XXXX

Smartphone users

Point your camera here and vote without entering a control number

Vote in Person at the Meeting*

May 09, 2023
11:00 AM EST

Virtual Meeting
Instructions on how to vote at the virtual meeting are included in the Proxy Statement.

*If you choose to vote these shares in person at the meeting, you must request a "legal proxy." To do so, please follow the instructions at www.ProxyVote.com or request a paper copy of the materials, which will contain the appropriate instructions. Please check the meeting materials for any special requirements for meeting attendance.

Vote at www.ProxyVote.com

Control # XXXX XXXX XXXX XXXX

THIS IS NOT A VOTABLE BALLOT

This is an overview of the proposals being presented at the upcoming shareholder meeting. Please follow the instructions on the reverse side to vote these important matters.

INTELGENX TECHNOLOGIES CORP.
2023 Annual Meeting
Vote by May 08, 2023
11:59 PM ET

	Voting Items	Board Recommends
1.	Election of Directors **Nominees:**	
1A	Horst G. Zerbe, Ph.D.	For
1B	J. Bernard Boudreau	For
1C	Bernd J. Melchers	For
1D	Clemens Mayr	For
1E	Mark Nawacki	For
1F	Frank Stegert	For
1G	Srinivas Rao, Ph.D.	For
1H	Monika Trzcinska, Ph.D.	For
2	To ratify the selection of Richter LLP as the Company's independent auditors for the fiscal year ending December 31, 2023.	For
3	Advisory vote on executive compensation.	For

Under New York Stock Exchange rules, brokers may vote "routine" matters at their discretion if your voting instructions are not communicated to us at least 10 days before the meeting. **We will nevertheless follow your instructions, even if the broker's discretionary vote has already been given, provided your instructions are received prior to the meeting date.**

1.00000
322,224
148,294

FLASHID-JOB#

INTELGENX TECHNOLOGIES CORP.
Annual Meeting of Shareholders
May 9, 2023 11:00 AM
This proxy is solicited by the Board of Directors

The shareholder hereby appoints Dr. Horst G. Zerbe and Andre Godin, or either of them, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all of the shares of common stock of INTELGENX TECHNOLOGIES CORP. (the "Company") that the shareholder is entitled to vote at the Annual Meeting of Shareholders (the "Meeting") to be held at 11:00 AM, EDT on May 9, 2023 and any adjournment or postponement thereof. The Meeting will be in a completely virtual format and will be conducted by way of a live audio webcast through a Virtual Platform. There will be no physical Meeting location. In order to attend the Meeting, you must register in advance at https://register.proxypush.com/IGXT prior to the deadline of May 5, 2023 at 5:00 p.m. Eastern Time.

THE UNDERSIGNED HEREBY REVOKES ANY PROXY OR PROXIES HERETOFORE GIVEN TO VOTE UPON OR ACT WITH RESPECT TO SUCH COMMON STOCK AND HEREBY RATIFIES AND CONFIRMS ALL THAT THE PROXIES, THEIR SUBSTITUTES OR ANY OF THEM MAY LAWFULLY DO BY VIRTUE HEREOF.

The Board of Directors of IntelGenx Technologies Corp. recommends a vote FOR each of the nominees and proposals 2 and 3 listed below.

	FOR	AGAINST	ABSTAIN
01. Horst G. Zerbe, Ph.D.	☐	☐	☐
02. J. Bernard Boudreau	☐	☐	☐
03. Bernd J. Melchers	☐	☐	☐
04. Clemens Mayr	☐	☐	☐
05. Mark Nawacki	☐	☐	☐
06. Frank Stegert	☐	☐	☐
07. Srinivas Rao, Ph.D.	☐	☐	☐
08. Monika Trzcinska, Ph.D.	☐	☐	☐

☐ FOR ☐ AGAINST ☐ ABSTAIN

3. Advisory vote on executive compensation.

☐ FOR ☐ AGAINST ☐ ABSTAIN

Please date this proxy and sign your name exactly as it appears hereon. Where there is more than one owner, each should sign. When signing as an attorney, administrator, executor, guardian or trustee, please add your title as such. If executed by a corporation, the proxy should be signed by a duly authorized officer.

Signature ____________________________________

Signature (Co-owner) ____________________________

Dated: ____________________, **2023**

☐ Please Mark Here for Address Change or Comments. Provide updated address or comments in the space provided below.

____

____

☐ I agree to receive all future communications related to these holdings electronically via the email address provided below. I understand I am able to change this selection at any time in the future.

EMAIL ADDRESS: ____

Please return your completed proxy whether or not you plan to attend the virtual Meeting. You may nevertheless vote in person if you do attend.

If you vote by Internet, you do NOT need to mail back your proxy card

YOUR VOTE IS IMPORTANT

Voting Instructions are on Reverse.

Voting Instructions

You may vote your proxy in the following ways:

Via Internet:

- Login to www.annualgeneralmeetings.com/igxt2023
- Enter your control number (12 digit number located below)

Via Mail:

Pacific Stock Transfer Company
Proxy Department
6725 Via Austi Parkway, Suite 300
Las Vegas, Nevada 89119

Via Virtual Meeting:

CONTROL NUMBER

You may vote by Internet 24 hours a day, 7 days a week. Internet voting is available through 11:59 p.m., prevailing time, on May 8, 2023.

Your Internet vote authorizes the named proxies to vote in the same manner as if you marked, signed and returned your proxy card.